UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106

(Name and address of agent for service)

800-331-2979

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

Item 1. Reports to Stockholders.

Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust (“SMART” or “the Fund”) rose 18.25% in the 12-month period ending September 30, 2009. The Barclays Capital U.S. Aggregate Index gained 10.56% and the Barclays Capital U.S. Intermediate Credit Index increased 17.20% during the same 12-month period.

Below I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2009. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual bonds. We believe commentary on short-term events in financial markets detracts from the focus on fundamentals and is not consistent with our investment philosophy.

The Fund

The 12-month period in question was characterized by extremely volatile fixed income markets, with the fourth quarter of 2008 and the first two months of 2009 providing an extremely challenging environment for all the major sectors in the U.S. bond market (corporate bonds, high-yield bonds, asset-backed securities and mortgage-backed securities) except U.S. Treasury and agency securities. This period was characterized by near-panic conditions in world financial markets and a substantial rejection of financial risk by most market participants. That behavior was manifest in dramatic spread widening for non-Treasury and non-agency securities and also a high premium paid for the perceived safest of all fixed income securities: Treasury and agency securities.

In March 2009, however, market sentiment shifted dramatically, beginning with mild improvement in markets in March that continued more strongly through the second quarter and accelerated during the third calendar quarter of 2009. The strength and speed at which moods and markets have improved has been striking. The sectors that had performed most poorly in the six months ending March 31, 2009 became those that performed strongly in the following 6-month period.

Contributing to strong absolute and relative performance of the Fund during this period were corporate bonds (both investment-grade and non-investment grade). Included among the strongest performing bonds were bonds issued by National City Corp., Nextel Communications, Rescap, GMAC, and Ford Motor Credit Company. In addition, selected issues of other financial institutions, auto parts manufacturing companies, and home building companies were among other corporate bonds that contributed to strong absolute and relative performance. Among the detractors to relative performance were bonds issued by Quebecor World, Tembec, and an asset-backed issue by Countrywide, which is backed by a portfolio of hybrid home mortgages. During the period, corporate bonds were the largest positive contributors to performance. This sector remains the Fund’s most substantial weighting.

The extremely wide spreads that characterized markets early in 2009 provided opportunities for a number of purchases in the Fund, including mortgage-backed securities issued by Bear Stearns and Wells Fargo, as well as corporate bonds issued by such companies as Tenet Healthcare. Sales included a commercial mortgage-backed bond and senior notes issued by Pilgrim’s Pride.

Separately Managed Account Reserve Trust

Our Outlook

We are among those who have been taken aback by the strength of the rally during the second and third quarters of 2009. We did not expect it, yet we have been able to capitalize on it because we try to avoid waiting until we have identified a catalyst or a market bottom. The high level of U.S. unemployment and the outlook for the U.S. commercial mortgage markets remain concerns. Despite these issues and because of the rally, we believe that market conditions increasingly favor investors who excel in security selection. While current prices appear to offer the potential for a further rally over time, we believe any further improvement is likely to be less broad-based than it has been year-to-date. We continue to find value opportunities; it now takes more discussion to identify them than was the case earlier this year. The recent rally, while eye-opening, leaves many holdings still trading below our assessments of fair value, and we believe portfolios continue to be well positioned for the long term.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Separately Managed Account Reserve Trust

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners®, exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

The Barclays Capital U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC.

Separately Managed Account Reserve Trust

Cumulative Performance of $1,000,000 Since Inception(1)

(1)	This chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2009 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

	Total Return Period Ended September 30, 2009
	Six Months	One Year	Average Annual Since Inception (10/3/05)
Separately Managed Account Reserve Trust	38.07%	18.25%	1.05%
Barclays Capital U.S. Aggregate Index	5.59%	10.56%	5.79%
Barclays Capital U.S. Intermediate Credit Index	14.15%	17.20%	5.35%

Sector Allocation as a Percentage of Total Investments at September 30, 2009

Institutional Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Institutional Core Plus Fixed Income Fund (“the Fund”) Class I shares gained 9.07% from September 30, 2008 through September 30, 2009. The Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index) returned 10.56% for the same 12-month period.

Below I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2009. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual bonds. We believe commentary on short-term events in financial markets detracts from the focus on fundamentals and is not consistent with our investment philosophy.

The Fund

The 12-month period in question was characterized by extremely volatile fixed income markets, with the fourth quarter of 2008 and the first two months of 2009 providing an extremely challenging environment for all the major sectors in the U.S. bond market (corporate bonds, high-yield bonds, asset-backed securities and mortgage-backed securities) except U.S. Treasury and agency securities. This period was characterized by near-panic conditions in world financial markets and a substantial rejection of financial risk by most market participants. That behavior was manifest in dramatic spread widening for non-Treasury and non-agency securities and also a high premium paid for the safest of all fixed income securities: Treasury and agency securities.

In March 2009, however, market sentiment shifted dramatically, beginning with mild improvement in markets in March that continued more strongly through the second quarter and accelerated during the third calendar quarter of 2009. The strength and speed at which moods and markets have improved has been striking. The sectors that had performed most poorly in the six months ending March 31, 2009 became those that performed strongly in the following 6-month period.

Contributing to positive performance of the Fund during this period were corporate bonds (both investment-grade and non-investment grade). Included among the strongest performing bonds were bonds issued by National City Corp., GMAC, Ford Motor Credit Company, Countrywide Financial and Commonwealth Edison. In addition, selected issues of other securities backed by pools of hybrid residential mortgages were among other bonds that contributed to performance. Among the detractors to relative performance were bonds issued by Quebecor World, Tembec, Catalyst Paper Corp., and an asset-backed issue by Countrywide, which is backed by a portfolio of hybrid home mortgages. During the period, corporate bonds were the largest positive contributors to performance. This sector remains the Fund’s most substantial weighting.

The extremely wide spreads that characterized markets early in 2009 provided opportunities for a number of purchases in the Fund, including mortgage-backed securities issued by Bear Stearns and Wells Fargo, as well as corporate bonds issued by such companies as Tenet Healthcare. Sales included a commercial mortgage-backed bond and senior notes issued by Tenet Healthcare Corp.

Institutional Core Plus Fixed Income Fund

Our Outlook

We are among those who have been taken aback by the strength of the rally during the second and third quarters of 2009. We did not expect it, yet we have been able to capitalize on it because we try to avoid waiting until we have identified a catalyst or a market bottom. The high level of U.S. unemployment and the outlook for the U.S. commercial mortgage markets remain concerns. Despite these issues and because of the rally, we believe that market conditions increasingly favor investors who excel in security selection. While current prices appear to offer the potential for a further rally over time, we believe any further improvement is likely to be less broad-based than it has been year-to-date. We continue to find value opportunities; it now takes more discussion to identify them than was the case earlier this year. The recent rally, while eye-opening, leaves many holdings still trading below our assessments of fair value, and we believe portfolios continue to be well positioned for the long term.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Institutional Core Plus Fixed Income Fund

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

One cannot invest directly in an index.

The Brandes Institutional Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Core Plus Fixed Income Fund – Class I

Cumulative Performance of $1,000,000 Since Inception(1)

(1)	The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund from its inception (December 28, 2007) to September 30, 2009 as compared with the Barclays Capital U.S. Aggregate Index.

	Total Return Period Ended September 30, 2009
	Six Months	One Year	Since Inception Cumulative
Brandes Institutional Core Plus Fixed Income Fund – Class I	13.83%	9.07%	-0.75%
Barclays Capital U.S. Aggregate Index	5.59%	10.56%	11.61%

Sector Allocation as a Percentage of Total Investments at September 30, 2009

Brandes Institutional Core Plus Fixed Income Fund – Class E

Cumulative Performance of $1,000,000 Since Inception(1)

(1)	This chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Enhanced Income Fund from its inception (May 28, 2008) to September 30, 2009 as compared with the Barclays Capital U.S. Aggregate Index.

	Total Return Period Ended September 30, 2009
	Six Months	One Year	Since Inception Cumulative (5/28/2008)
Brandes Institutional Core Plus Fixed Income Fund – Class E	13.99%	8.86%	-2.69%
Barclays Capital U.S. Aggregate Index	5.59%	10.56%	9.88%

Brandes Institutional Enhanced Income Fund

Dear Shareholder:

The Brandes Institutional Enhanced Income Fund (“the Fund”) Class I shares gained 8.82% from September 30, 2008 through September 30, 2009. During the same period, the blended benchmark (70% Barclays Capital U.S. Aggregate Index, 30% S&P/Citigroup World $25b+ Index) advanced 7.55% and the Barclays Capital U.S. Aggregate Index returned 10.56%.

Below I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2009. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual securities. We believe commentary on short-term events in financial markets detracts from the focus on fundamentals and is not consistent with our investment philosophy.

The Fund

The 12-month period in question was characterized by extremely volatile fixed income markets, with the fourth quarter of 2008 and the first two months of 2009 providing an extremely challenging environment for all the major sectors in the U.S. bond market (corporate bonds, high-yield bonds, asset-backed securities and mortgage-backed securities) except U.S. Treasury and agency securities. This period was characterized by near-panic conditions in world financial markets and a substantial rejection of financial risk by most market participants. That behavior was manifest in dramatic spread widening for non-Treasury and non-agency securities and also a high premium paid for the safest of all fixed income securities: Treasury and agency securities.

In March 2009, however, market sentiment shifted dramatically, beginning with mild improvement in markets in March that continued more strongly through the second quarter and accelerated during the third calendar quarter of 2009. The strength and speed at which moods and markets have improved has been striking. The sectors that had performed most poorly in the six months ending March 31, 2009 became those that performed strongly in the following six-month period.

Contributing to positive performance of the Fund during this period were corporate bonds (both investment-grade and non-investment grade). Included among the strongest performing bonds were bonds issued by National City Corp., GMAC, Ford Motor Credit Company, Countrywide Financial, and Commonwealth Edison. In addition, selected issues of other securities backed by pools of hybrid residential mortgages were among other bonds that contributed to performance. Among the detractors to relative performance were bonds issued by Quebecor World, Tembec, Catalyst Paper Corp., and an asset-backed issue by Countrywide, which is backed by a portfolio of hybrid home mortgages. During the period, corporate bonds were the largest positive contributors to performance. This sector remains the Fund’s most substantial weighting.

Brandes Institutional Enhanced Income Fund

The extremely wide spreads that characterized markets early in 2009 provided opportunities for a number of purchases in the Fund, including mortgage-backed securities issued by Bear Stearns and Wells Fargo, as well as corporate bonds issued by such companies as Tenet Healthcare. Sales included a commercial mortgage-backed bond and senior notes issued by Tenet Healthcare Corp.

Looking at the equity portion of the Fund, the financial sector endured a difficult period in 2008 and early 2009. During this time pre-emptive governmental action and select company failures led to an increase in fear and subsequently drove down prices within the commercial banks and diversified financial services industries. For the Fund, individual stock selection within these industries significantly contributed to declines. Royal Bank of Scotland, Mizuho Financial Group, Citigroup, and Bank of America were among the most substantial detractors to returns for the equity portion of the Fund during the 12-month period. Holdings based in the automobiles industry also tended to decline during the period. In contrast, select holdings including Intel and Dow Chemical helped lessen the impact of negative returns. At the end of the 12-month period, the Fund had its most substantial equity weighting in the diversified telecommunication services industry.

Our Outlook

We are among those who have been taken aback by the strength of the rally during the second and third quarters of 2009. We did not expect it, yet we have been able to capitalize on it because we try to avoid waiting until we have identified a catalyst or a market bottom. The high level of U.S. unemployment and the outlook for the U.S. commercial mortgage markets remain concerns. Despite these issues and because of the rally, we believe that market conditions increasingly favor investors who excel in security selection. While current prices appear to offer the potential for a further rally over time, we believe any further improvement is likely to be less broad-based than it has been year-to-date. We continue to find value opportunities; it now takes more discussion to identify them than was the case earlier this year. The recent rally, while eye-opening, leaves many holdings still trading below our assessments of fair value, and we believe portfolios continue to be well positioned for the long term.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

Brandes Institutional Enhanced Income Fund

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be accompanied or preceded by a prospectus.

Brandes Institutional Enhanced Income Fund

Index Guide

The blended benchmark is 70% Barclays (formerly Lehman Brothers) Capital U.S. Aggregate and 30% S&P/Citigroup World U.S. $25 Billion Plus Index. The Barclays Capital (formerly Lehman Brothers)U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The S&P/Citigroup World U.S. $25 Billion Plus Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance of the developed markets throughout the world, including the United States, that have market capitalizations greater than $25 billion (USD). This Index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, or Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The Index is a total return index which reflects the price changes and interest of each bond in the Index.

One cannot invest directly in an index.

The Brandes Institutional Enhanced Income Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Enhanced Income Fund – Class I

Cumulative Performance of $1,000,000 Since Inception(1)

(1)	This chart compares the value of a hypothetical $1,000,000 investment in the Class I shares of Brandes Institutional Enhanced Income Fund from its inception (December 28, 2007) to March 31, 2009 as compared with the Barclays Capital U.S. Aggregate Index and the combined performance of 70% of the Barclays Capital U.S. Aggregate Index and 30% of the S&P/Citigroup World $25b+ Index.

	Total Return Period Ended September 30, 2009
	Six Months	One Year	Since Inception Cumulative (12/28/07)
Brandes Institutional Enhanced Income Fund — Class I	28.40%	8.82%	-5.93%
70% Barclays Capital U.S. Aggregate, 30% of the S&P/Citigroup World $25b+.	15.49%	7.55%	0.54%
Barclays Capital U.S. Aggregate Index	5.59%	10.56%	11.61%

Sector Allocation as a Percentage of Total Investments at September 30, 2009

Brandes Institutional Enhanced Income Fund – Class E

Cumulative Performance of $1,000,000 Since Inception(1)

(1)	This chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Enhanced Income Fund from its inception (May 28, 2008) to September 30, 2009 as compared with the Barclays Capital U.S. Aggregate Index and the combined performance of 70% of the Barclays Capital U.S. Aggregate Index and 30% of the S&P/Citigroup World $25b+ Index.

	Total Return Period Ended September 30, 2009
	Six Months	One Year	Since Inception Cumulative (5/28/08)
Brandes Institutional Enhanced Income Fund — Class E	28.17%	8.48%	-5.18%
70% Barclays Capital U.S. Aggregate, 30% of the S&P/Citigroup World $25b+.	15.49%	7.55%	0.22%
Barclays Capital U.S. Aggregate Index	5.59%	10.56%	9.88%

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Funds’ actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,380.70	0.00%	$0.00

	Class I
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,138.30	0.50%	$2.68
Institutional Enhanced Income Fund	$1,000.00	$1,284.00	0.55%	$3.15

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,139.90	0.70%	$3.76
Institutional Enhanced Income Fund	$1,000.00	$1,281.70	0.75%	$4.29

Brandes Investment Trust

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00

	Class I
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54
Institutional Enhanced Income Fund	$1,000.00	$1,022.31	0.55%	$2.79

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55
Institutional Enhanced Income Fund	$1,000.00	$1,021.31	0.75%	$3.80
*	A Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009

	Principal Amount	Value
OTHER MORTGAGE RELATED SECURITIES – 15.48%
Collateralized Mortgage Obligations – 1.96%
Banc of America Alternative Loan Trust
Series 2007-2, 5.750%, 06/25/2037	$3,536,817	$2,934,136
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 6.130%, 10/25/2036	169,496	146,702
		3,080,838
Near Prime Mortgage – 7.90%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 4.617%, 10/25/2035	3,700,000	2,538,699
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 5.309%, 03/20/2036	1,846,263	912,098
First Horizon Alternative Mortgage Securities
Series 2004-FA2, 6.000%, 01/25/2035	2,309,777	2,205,837
Indymac Index Mortgage Loan Trust
Series 2007-AR7, 5.518%, 06/25/2037	5,238,459	2,544,700
Merrill Lynch Mortgage Investors Trust
Series 2005-A9, 5.148%, 12/25/2035	1,575,807	1,263,846
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	3,661,450	2,984,082
		12,449,262
Sub-Prime Mortgages – 5.62%
Argent Securities, Inc.
Series 2004-W11, 1.446%, 11/25/2034	1,419,164	727,097
Countrywide Asset-Backed Certificates
Series 2004-10, 1.296%, 12/25/2034	3,367,568	532,014
Series 2004-13, 1.096%, 04/25/2035	1,810,000	673,575
First Franklin Mortgage Loan Asset Backed Certificates
Series 2004-FF8, 1.196%, 10/25/2034	2,220,984	1,241,746

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.416%, 04/25/2036	$3,904,515	$2,558,783
Park Place Securities, Inc.
Series 2004-WWF1, 3.646%, 12/25/2034	1,269,347	8,439
Structured Asset Investment Loan Trust
Series A3, 0.626%, 07/25/2035	4,015,822	3,104,641
		8,846,295
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $33,577,585)		$24,376,395

	Shares	Value
COMMON STOCKS – 0.69%
Commercial Services & Supplies – 0.38%
World Color Press, Inc.(a)	61,543	$600,044
Paper & Forest Products – 0.31%
Tembec, Inc.(a)	313,312	251,668
Tembec, Inc.(a)(b)	299,387	240,483
TOTAL COMMON STOCKS (Cost $13,597,574)		$1,092,195
PREFERRED STOCKS – 0.50%
Diversified Financial Services – 0.50%
Preferred Blocker, Inc. 7.000%(b)	1,363	$792,712
TOTAL PREFERRED STOCKS (Cost $0)		$792,712

	Principal Amount	Value
ASSET BACKED SECURITIES – 1.37%
Equipment – 1.37%
Airplanes Pass Through Trust
Series A-8, 0.618%, 03/15/2019	$449,614	$359,692
Series A-9, 0.793%, 03/15/2019	2,965,000	933,975

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
DVI Receivables Corp.
Series 03-1A3, 0.744%, 03/12/2011(c)	$2,485,376	$86,988
Lease Investment Flight Trust
Series A-1, 0.633%, 07/15/2031(c)	3,285,000	771,975
		2,152,630
TOTAL ASSET BACKED SECURITIES (Cost $7,307,013)		$2,152,630
CORPORATE BONDS – 78.66%
Advertising – 2.35%
Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$3,920,000	$3,709,300
Automobile Parts & Equipment – 1.52%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	2,465,000	1,700,850
Visteon Corp.
7.000%, 03/10/2014(d)	2,845,000	697,025
		2,397,875
Banks & Thrifts – 12.20%
GMAC LLC
6.875%, 09/15/2011(b)	3,957,000	3,739,365
7.500%, 12/31/2013(b)	1,029,000	900,375
6.750%, 12/01/2014(b)	2,096,000	1,781,600
8.000%, 12/31/2018(b)	1,235,000	932,425
JP Morgan Chase & Co.
7.900%, 04/30/2099	3,420,000	3,283,781
KeyCorp
6.500%, 05/14/2013	1,760,000	1,801,666

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
National City Corp.
4.900%, 01/15/2015	$6,150,000	$6,224,206
Regions Bank/Birmingham AL
7.500%, 05/15/2018	620,000	563,973
		19,227,391
Building Materials – 5.19%
Masco Corp.
6.125%, 10/03/2016	4,040,000	3,829,472
Mohawk Industries, Inc.
6.875%, 01/15/2016	2,120,000	2,109,682
USG Corp.
6.300%, 11/15/2016	2,635,000	2,239,750
		8,178,904
Diversified Financial Services – 12.60%
American General Finance Corp.
5.900%, 09/15/2012	2,425,000	1,879,666
CIT Group, Inc.
7.625%, 11/30/2012	4,375,000	2,849,486
Countrywide Financial Corp.
5.800%, 06/07/2012	3,440,000	3,628,870
Ford Motor Credit Co.
7.250%, 10/25/2011	3,945,000	3,831,419
International Lease Finance Corp.
6.625%, 11/15/2013	5,230,000	4,146,961
SLM Corp.
5.000%, 10/01/2013	4,420,000	3,518,581
		19,854,983

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Electric Utilities – 8.74%
Ameren Corp.
8.875%, 05/15/2014	$2,910,000	$3,270,974
Consumers Energy Co.
6.700%, 09/15/2019	1,690,000	1,950,326
FirstEnergy Corp.
7.375%, 11/15/2031	1,855,000	2,079,319
Nisource Finance Corp.
5.250%, 09/15/2017	2,140,000	2,010,821
Oncor Electric Delivery Co.
7.000%, 09/01/2022	3,900,000	4,451,234
		13,762,674
Electronics – 2.96%
Celestica, Inc.
7.625%, 07/01/2013	3,550,000	3,612,125
Sanmina-SCI Corp.
8.125%, 03/01/2016	1,120,000	1,047,200
		4,659,325
Energy – 1.25%
Valero Energy Corp.
9.375%, 03/15/2019	1,690,000	1,969,313
Food, Beverage & Tobacco – 3.80%
Chiquita Brands International, Inc.
7.500%, 11/01/2014	1,290,000	1,283,550
Tyson Foods, Inc.
7.850%, 04/01/2016	4,615,000	4,707,300
		5,990,850

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Health Care Services – 2.70%
Tenet Healthcare Corp.
7.375%, 02/01/2013	$4,300,000	$4,257,000
Homebuilders – 10.94%
Centex Corp.
6.500%, 05/01/2016	2,695,000	2,735,425
K Hovnanian Enterprises, Inc.
7.500%, 05/15/2016	4,520,000	3,435,200
Lennar Corp.
5.600%, 05/31/2015	4,275,000	3,943,687
Pulte Homes, Inc.
5.200%, 02/15/2015	3,205,000	3,044,750
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,072,393
		17,231,455
Insurance – 0.08%
Unum Group
7.625%, 03/01/2011	120,000	123,706
Leisure Time – 0.26%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	425,000	404,812
Media – 2.24%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	1,075,000	1,100,027
Viacom, Inc.
6.250%, 04/30/2016	2,250,000	2,426,753
		3,526,780

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Miscellaneous Manufacturing – 0.25%
Bombardier, Inc.
6.300%, 05/01/2014	$400,000	$390,000
Paper & Forest Products – 3.85%
Abitibi-Consolidated Co. of Canada
6.000%, 06/20/2013 (d)	3,950,000	651,750
Catalyst Paper Corp.
8.625%, 06/15/2011	4,950,000	3,415,500
Norske Skogindustrier ASA
7.000%, 06/26/2017	695,000	640,731
Tembec Industries, Inc.
7.319%, 02/12/2012	2,088,750	1,357,688
		6,065,669
Semiconductors – 0.00%
MagnaChip Semiconductor S.A.
8.000%, 12/15/2014 (d)	1,340,000	134
Technology, Equipment & Services – 2.92%
Unisys Corp.
12.500%, 01/15/2016	5,320,000	4,601,800
Telecommunications – 4.81%
Nextel Communications, Inc.
5.950%, 03/15/2014	5,035,000	4,455,975
Sprint Nextel Corp.
6.000%, 12/01/2016	2,225,000	1,985,813

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Verizon New York, Inc.
6.875%, 04/01/2012	$1,050,000	$1,142,001
		7,583,789
TOTAL CORPORATE BONDS (Cost $129,758,642)		$123,935,760

	Contracts	Value
WARRANTS – 0.11%
Commercial Services & Supplies – 0.11%
World Color Press, Inc.
Expiration: July 2014, Exercise Price: $16.30(c)	34,880	$71,504
Expiration: July 2014, Exercise Price: $13.00(c)	34,880	106,384
		177,888
TOTAL WARRANTS (Cost $0)		$177,888

	Principal Amount	Value
SHORT TERM INVESTMENTS – 1.73%
State Street Bank & Trust Repurchase Agreement (Dated 09/30/2009), due 10/01/2009, 0.01%, [Collateralized by $2,785,000 United States Treasury Bill, 11/05/2009, (Market Value $2,784,891] (proceeds $2,784,892)	$2,727,937	$2,727,937
TOTAL SHORT TERM INVESTMENTS (Cost $2,727,937)		$2,727,937
TOTAL INVESTMENTS (Cost $186,968,751) – 98.54%		$155,255,517
Other Assets in excess of Liabilities – 1.46%		2,302,154
TOTAL NET ASSETS – 100.00%		$157,557,671

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration). The market values of these securities total $8,386,960, which represents 5.32% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $1,036,851 or 0.66% of the Fund’s net assets.
(d)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 17.21%
Federal Home Loan Mortgage – 7.54%
Federal Home Loan Mortgage Corp.
Pool #071210, 4.125%, 07/12/2010	$750,000	$771,878
Pool #A6-2161, 6.000%, 06/01/2037	251,905	266,485
Pool #G0-4581, 6.500%, 08/01/2038	412,546	440,322
Pool #A8-2394, 6.000%, 10/01/2038	116,096	122,682
Pool #A8-2297, 6.500%, 10/01/2038	256,376	273,638
		1,875,005
Federal National Mortgage Association – 9.67%
Federal National Mortgage Association
Pool #983606, 5.000%, 05/01/2023	514,160	539,879
Pool #988107, 5.000%, 08/01/2023	206,492	216,821
Pool #993757, 5.000%, 11/01/2023	500,000	525,011
Pool #AA1069, 5.000%, 12/01/2023	231,595	243,180
Pool #969757, 5.500%, 02/01/2038	186,039	194,886
Pool #889982, 5.500%, 11/01/2038	650,028	681,243
		2,401,020
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $4,190,968)		$4,276,025
OTHER MORTGAGE RELATED SECURITIES – 12.47%
Collateralized Mortgage Obligations – 2.46%
Banc of America Alternative Loan Trust
Series 2007-2, 5.750%, 06/25/2037	$47,315	$39,253
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 4.458%, 01/25/2035	775,000	555,721
Series 2006-AR14, 6.130%, 10/25/2036	19,068	16,504
		611,478

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Near Prime Mortgage – 6.54%
Banc of America Funding Corp.
Series 2006-H, 6.043%, 09/20/2046	$51,512	$29,990
Bear Stearns Arm Trust
Series 2005-10, 4.617%, 10/25/2035	855,000	586,645
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 5.309%, 03/20/2036	36,256	17,911
First Horizon Alternative Mortgage Securities
Series 2004-FA2, 6.000%, 01/25/2035	39,824	38,032
Indymac Index Mortgage Loan Trust
Series 2007-AR7, 5.518%, 06/25/2037	877,842	426,431
Merrill Lynch Mortgage Investors Trust
Series 2005-A9, 5.148%, 12/25/2035	346,458	277,870
WaMu Mortgage Pass Through Certificates
Series 2007-HY2, 6.616%, 11/25/2036	45,754	29,774
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	188,050	153,261
Series 2007-PA5, 6.250%, 11/25/2037	88,222	64,292
		1,624,206
Sub-Prime Mortgages – 3.47%
Accredited Mortgage Loan Trust
Series 2006-2, 0.396%, 09/25/2036	525,000	253,641
Countrywide Asset-Backed Certificates
Series 2004-10, 1.296%, 12/25/2034	55,206	8,722
Home Equity Loan Trust
Series 2007-FRE1, 0.376%, 04/25/2037	723,749	539,918
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.416%, 04/25/2036	91,655	60,065

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Park Place Securities, Inc.
Series 2004-WWF1, 3.646%, 12/25/2034	$8,635	$57
		862,403
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $3,005,122)		$3,098,087
US GOVERNMENTS – 17.90%
Sovereign – 17.90%
United States Treasury Bonds
6.875%, 08/15/2025	$185,000	$248,709
United States Treasury Notes
4.000%, 03/15/2010	435,000	442,528
4.250%, 08/15/2014	2,265,000	2,475,928
4.500%, 02/15/2016	1,160,000	1,279,897
		4,447,062
TOTAL US GOVERNMENTS (Cost $4,409,406)		$4,447,062

	Shares	Value
COMMON STOCKS – 0.03%
Commercial Services & Supplies – 0.03%
World Color Press, Inc.(a)	888	$8,658
TOTAL COMMON STOCKS (Cost $85,403)		$8,658
PREFERRED STOCKS – 0.04%
Diversified Financial Services – 0.04%
Preferred Blocker, Inc. 7.000%(c)	16	$9,306
TOTAL PREFERRED STOCKS (Cost $0)		$9,306

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 0.19%
Equipment – 0.19%
Airplanes Pass Through Trust
Series A-8, 0.618%, 03/15/2019	$18,734	$14,987
Series A-9, 0.793%, 03/15/2019	100,000	31,500
DVI Receivables Corp.
Series 03-1A3, 0.744%, 03/12/2011(d)	21,362	748
		$47,235
TOTAL ASSET BACKED SECURITIES (Cost $101,945)		$47,235
CORPORATE BONDS – 45.79%
Advertising – 0.59%
Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$155,000	$146,669
Automobile Parts & Equipment – 0.24%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	65,000	44,850
Visteon Corp.
7.000%, 03/10/2014(b)	65,000	15,925
		60,775
Banks & Thrifts – 6.26%
Banco Santander Chile
7.375%, 07/18/2012	23,700	26,216
Citigroup, Inc.
6.125%, 11/21/2017	235,000	233,320
6.875%, 03/05/2038	235,000	235,712
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	163,103

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Fleet Boston Corp.
7.375%, 12/01/2009	$9,500	$9,587
GMAC LLC
6.875%, 09/15/2011(c)	75,000	70,875
7.500%, 12/31/2013(c)	15,000	13,125
8.000%, 12/31/2018(c)	18,000	13,590
HSBC Capital Funding LP
9.547%, 06/30/2010	50,000	50,500
JP Morgan Chase & Co.
7.900%, 04/30/2099	165,000	158,428
KeyCorp
6.500%, 05/14/2013	310,000	317,339
National City Corp.
4.900%, 01/15/2015	235,000	237,835
Regions Financing Trust II
6.625%, 05/01/2077	40,000	25,700
		1,555,330
Building Materials – 2.88%
Masco Corp.
6.125%, 10/03/2016	305,000	289,106
Mohawk Industries, Inc.
6.875%, 01/15/2016	180,000	179,124
USG Corp.
6.300%, 11/15/2016	290,000	246,500
		714,730
Containers & Packaging – 0.87%
Sealed Air Corp.
7.875%, 06/15/2017(c)	205,000	216,171

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Diversified Financial Services – 5.34%
CIT Group, Inc.
7.625%, 11/30/2012	$515,000	$335,425
Countrywide Financial Corp.
5.800%, 06/07/2012	455,000	479,981
Ford Motor Credit Co.
7.250%, 10/25/2011	170,000	165,105
International Lease Finance Corp.
6.625%, 11/15/2013	235,000	186,336
SLM Corp.
5.000%, 10/01/2013	200,000	159,212
		1,326,059
Electric Utilities – 5.87%
Ameren Corp.
8.875%, 05/15/2014	300,000	337,214
Arizona Pub Service Co.
8.750%, 03/01/2019	180,000	217,932
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	185,982
Consumers Energy Co.
6.700%, 09/15/2019	100,000	115,404
FirstEnergy Corp.
7.375%, 11/15/2031	85,000	95,279
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	267,796
Oncor Electric Delivery Co.
6.375%, 01/15/2015	30,000	33,252
7.000%, 09/01/2022	175,000	199,735

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Public Service Co. of New Mexico
7.950%, 05/15/2018	$5,000	$5,043
		1,457,637
Electronics – 0.27%
Celestica, Inc.
7.625%, 07/01/2013	65,000	66,138
Energy – 0.47%
Valero Energy Corp.
9.375%, 03/15/2019	100,000	116,527
Equipment – 0.15%
Continental Airlines
Series 2007-1, 5.983%, 04/19/2022	40,000	37,800
FDIC Guaranteed – 6.23%
GMAC LLC
2.200%, 12/19/2012	500,000	505,338
Goldman Sacs Group, Inc.
3.250%, 06/15/2012	775,000	808,814
Wells Fargo & Company
3.000%, 12/09/2011	225,000	233,014
		1,547,166
Food, Beverage & Tobacco – 2.26%
Altria Group, Inc.
9.700%, 11/10/2018	150,000	186,309
Chiquita Brands International, Inc.
7.500%, 11/01/2014	70,000	69,650
Smithfield Foods, Inc.
7.750%, 07/01/2017	130,000	106,925

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Tyson Foods, Inc.
7.850%, 04/01/2016	$195,000	$198,900
		561,784
Health Care Services – 1.87%
Tenet Healthcare Corp.
7.375%, 02/01/2013	470,000	465,300
Homebuilders – 3.02%
Centex Corp.
6.500%, 05/01/2016	80,000	81,200
K Hovnanian Enterprises, Inc.
7.500%, 05/15/2016	120,000	91,200
Lennar Corp.
5.600%, 05/31/2015	150,000	138,375
Pulte Homes, Inc.
5.200%, 02/15/2015	340,000	323,000
Toll Brothers Finance Corp.
5.150%, 05/15/2015	120,000	115,392
		749,167
Insurance – 0.11%
Converium Holdings North America, Inc.
7.125%, 10/15/2023	29,000	26,862
Leisure Time – 0.25%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	65,000	61,913
Media – 2.07%
Comcast Corp.
5.850%, 11/15/2015	205,000	224,558

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Historic TW, Inc.
9.125%, 01/15/2013	$40,000	$46,449
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	15,349
Viacom, Inc.
6.250%, 04/30/2016	65,000	70,106
6.875%, 04/30/2036	150,000	158,459
		514,921
Paper & Forest Products – 0.73%
Abitibi-Consolidated Co. of Canada
6.000%, 06/20/2013(b)	80,000	13,200
Catalyst Paper Corp.
8.625%, 06/15/2011	245,000	169,050
		182,250
Pharmaceuticals – 0.55%
Schering-Plough Corp.
5.550%, 12/01/2013	35,000	38,318
Wyeth
5.500%, 02/01/2014	90,000	98,289
		136,607
Semiconductors – 0.00%
MagnaChip Semiconductor S.A.
8.000%, 12/15/2014(b)	14,500	1
Technology, Equipment & Services – 1.72%
Unisys Corp.
12.500%, 01/15/2016	310,000	268,150
Xerox Corp.
8.250%, 05/15/2014	140,000	159,137
		427,287

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Telecommunications – 4.04%
Frontier Communications Corp.
9.250%, 05/15/2011	$45,000	$49,050
Nextel Communications, Inc.
5.950%, 03/15/2014	60,000	53,100
Sprint Nextel Corp.
6.000%, 12/01/2016	485,000	432,862
Verizon New York, Inc.
6.875%, 04/01/2012	430,000	467,677
		1,002,689
TOTAL CORPORATE BONDS (Cost $10,549,158)		$11,373,783

	Contracts	Value
WARRANTS – 0.01%
Commercial Services & Supplies – 0.01%
World Color Press, Inc.
Expiration: July 2014, Exercise Price: $16.30(d)	503	$1,031
Expiration: July 2014, Exercise Price: $13.00(d)	503	1,534
		2,565
TOTAL WARRANTS (Cost $0)		$2,565

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 8.55%
State Street Bank & Trust Repurchase Agreement (Dated 09/30/2009), due 10/1/2009, 0.01%, [Collateralized by $2,170,000 United States Treasury Bill, 11/5/2009, (Market Value $2,169,915)] (proceeds $2,122,652)	$2,122,651	$2,122,651
TOTAL SHORT TERM INVESTMENTS (Cost $2,122,651)		$2,122,651
TOTAL INVESTMENTS (Cost $24,464,653) – 102.19%		25,385,372
Liabilities in excess of Other Assets – (2.19)%		(545,225)
TOTAL NET ASSETS – 100.00%		$24,840,147

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	In default.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration). The market values of these securities total $106,896, which represents 0.43% of total net assets.
(d)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $3,313 or 0.01% of the Fund’s net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 8.45%
Federal Home Loan Mortgage – 4.26%
Federal Home Loan Mortgage Corp.
Pool #A8-2394, 6.000%, 10/01/2038	$138,811	$146,685
Pool #A8-2297, 6.500%, 10/01/2038	162,492	173,433
		320,118
Federal National Mortgage Association – 4.19%
Federal National Mortgage Association
Pool #988107, 5.000%, 08/01/2023	244,036	256,243
Pool #969757, 5.500%, 02/01/2038	55,812	58,466
		314,709
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $609,614)		$634,827
OTHER MORTGAGE RELATED SECURITIES – 10.08%
Collateralized Mortgage Obligations – 1.76%
Banc of America Alternative Loan Trust
Series 2007-2, 5.750%, 06/25/2037	47,315	39,252
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 4.458%, 01/25/2035	130,000	93,218
		132,470
Near Prime Mortgage – 6.37%
Banc of America Funding Corp.
Series 2006-H, 6.043%, 09/20/2046	57,235	33,322
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 4.617%, 10/25/2035	190,000	130,366
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 5.309%, 03/20/2036	39,045	19,289

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
First Horizon Alternative Mortgage Securities
Series 2004-FA2, 6.000%, 01/25/2035	$41,634	$39,760
Indymac Index Mortgage Loan Trust
Series 2007-AR7, 5.518%, 06/25/2037	110,240	53,552
Merrill Lynch Mortgage Investors Trust
Series 2005-A9, 5.148%, 12/25/2035	40,420	32,418
WaMu Mortgage Pass Through Certificates
Series 2007-HY2, 6.613%, 11/25/2036	50,838	33,082
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	81,120	66,113
Series 2007-PA5, 6.250%, 11/25/2037	97,044	70,721
		478,623
Sub-Prime Mortgages – 1.95%
Accredited Mortgage Loan Trust
Series 2006-2, 0.396%, 09/25/2036	75,000	36,235
Countrywide Asset-Backed Certificates
Series 2004-10, 1.296%, 12/25/2034	59,807	9,448
Home Equity Loan Trust
Series 2007-FRE1, 0.376%, 04/25/2037	135,280	100,919
		146,602
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $850,659)		$757,695
US GOVERNMENTS – 2.92%
Sovereign – 2.92%
United States Treasury Notes
4.250%, 08/15/2014	$200,000	$218,625
TOTAL US GOVERNMENTS (Cost $216,935)		$218,625

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Shares	Value
COMMON STOCKS – 29.78%
Automobiles – 0.90%
Toyota Motor Corp.	1,700	$67,610
Beverages – 0.27%
Diageo Plc	1,300	19,945
Chemicals – 1.09%
Dow Chemical Co.	3,140	81,860
Commercial Banks – 3.40%
Barclays Plc(a)	4,528	26,775
Barclays Plc – ADR(a)	1,630	38,533
HSBC Holdings Plc	5,973	68,355
Mitsubishi UFJ Financial Group, Inc.	10,500	56,380
Mizuho Financial Group, Inc.	33,100	65,636
		255,679
Commercial Services & Supplies – 0.07%
World Color Press, Inc.(a)	539	5,255
Communications Equipment – 2.73%
Alcatel-Lucent S.A.(a)	12,410	55,516
Ericsson (L.M.) Telephone	6,432	64,584
Nokia OYJ	5,800	85,299
		205,399
Computers & Peripherals – 1.36%
Dell, Inc.(a)	6,700	102,242
Diversified Financial Services – 1.51%
Bank of America Corp.	3,600	60,912
Citigroup, Inc.	10,822	52,379
		113,291
Diversified Telecommunication Services – 5.74%
Deutsche Telekom AG	6,900	94,207
France Telecom S.A.	2,959	78,829

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Shares	Value
Nippon Telegraph & Telephone Corp.	1,800	$83,418
Telecom Italia SpA	54,800	96,150
Verizon Communications, Inc.	2,600	78,702
		431,306
Food Products – 1.25%
Unilever Plc	3,300	93,770
Health Care Equipment & Supplies – 0.88%
Boston Scientific Corp.(a)	6,210	65,764
Oil, Gas & Consumable Fuels – 2.22%
BP Plc	9,300	82,192
ENI SpA	3,400	84,980
		167,172
Pharmaceuticals – 5.03%
AstraZeneca Plc	1,600	71,700
Bristol-Myers Squibb Co.	2,500	56,300
GlaxoSmithKline Plc	3,600	70,737
Pfizer, Inc.	5,500	91,025
Sanofi-Aventis S.A.	1,200	88,065
		377,827
Semiconductors & Semiconductor Equipment – 1.14%
Intel Corp.	4,370	85,521
Software – 1.27%
Microsoft Corp.	3,700	95,793
Specialty Retail – 0.92%
The Home Depot, Inc.	2,600	69,264
TOTAL COMMON STOCKS (Cost $2,456,910)		$2,237,698
PREFERRED STOCKS – 0.12%
Diversified Financial Services – 0.12%
Preferred Blocker, Inc. 7.000%(b)	16	$9,305
TOTAL PREFERRED STOCKS (Cost $0)		$9,305

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 0.42%
Equipment – 0.42%
Airplanes Pass Through Trust
Series A-9, 0.793%, 03/15/2019	$100,000	$31,500
TOTAL ASSET BACKED SECURITIES (Cost $66,571)		$31,500
CORPORATE BONDS – 40.69%
Advertising – 0.76%
Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$60,000	$56,775
Automobile Parts & Equipment – 1.24%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	100,000	69,000
Visteon Corp.
7.000%, 03/10/2014(d)	100,000	24,500
		93,500
Banks & Thrifts – 6.09%
Citigroup, Inc.
6.125%, 11/21/2017	50,000	49,642
6.875%, 03/05/2038	50,000	50,151
Fifth Third Bancorp
8.250%, 03/01/2038	45,000	41,941
GMAC LLC
6.875%, 09/15/2011(b)	79,000	74,655
JP Morgan Chase & Co.	50,000	48,008
7.900%, 04/30/2099
KeyCorp
6.500%, 05/14/2013	65,000	66,539

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
National City Corp.
4.900%, 01/15/2015	$100,000	$101,207
Regions Financing Trust II
6.625%, 05/01/2077	40,000	25,700
		457,843
Building Materials – 1.97%
Masco Corp.
6.125%, 10/03/2016	55,000	52,134
Mohawk Industries, Inc.
6.875%, 01/15/2016	45,000	44,781
USG Corp.
6.300%, 11/15/2016	60,000	51,000
		147,915
Containers & Packaging – 0.63%
Sealed Air Corp.
7.875%, 06/15/2017(b)	45,000	47,452
Diversified Financial Services – 4.41%
CIT Group, Inc.
7.625%, 11/30/2012	55,000	35,822
Countrywide Financial Corp.
5.800%, 06/07/2012	75,000	79,118
Ford Motor Credit Co.
7.250%, 10/25/2011	100,000	97,121
International Lease Finance Corp.
6.625%, 11/15/2013	55,000	43,610
SLM Corp.
5.000%, 10/01/2013	95,000	75,626
		331,297

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Electric Utilities – 3.75%
Ameren Corp.
8.875%, 05/15/2014	$45,000	$50,582
Commonwealth Edison Co.
5.900%, 03/15/2036	55,000	58,452
Consumers Energy Co.
6.700%, 09/15/2019	30,000	34,621
Nisource Finance Corp.
5.250%, 09/15/2017	100,000	93,964
Oncor Electric Delivery Co.
6.375%, 01/15/2015	35,000	38,794
Public Service Co. of New Mexico
7.950%, 05/15/2018	5,000	5,043
		281,456
Electronics – 1.22%
Celestica, Inc.
7.625%, 07/01/2013	90,000	91,575
Energy – 0.46%
Valero Energy Corp.
9.375%, 03/15/2019	30,000	34,958
Equipment – 0.57%
Continental Airlines
Series 2007-1, 5.983%, 04/19/2022	45,000	42,525
FDIC Guaranteed – 5.83%
GMAC LLC
2.200%, 12/19/2012	150,000	151,602
Goldman Sacs Group, Inc.
3.250%, 06/15/2012	200,000	208,726

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Wells Fargo & Company
3.000%, 12/09/2011	$75,000	$77,671
		437,999
Food, Beverage & Tobacco – 1.85%
Altria Group, Inc.
9.700%, 11/10/2018	30,000	37,262
Tyson Foods, Inc.
7.850%, 04/01/2016	100,000	102,000
		139,262
Homebuilders – 3.61%
Centex Corp.
6.500%, 05/01/2016	40,000	40,600
K Hovnanian Enterprises, Inc.
7.500%, 05/15/2016	65,000	49,400
Pulte Homes, Inc.
5.200%, 02/15/2015	130,000	123,500
Toll Brothers Finance Corp.
5.150%, 05/15/2015	60,000	57,696
		271,196
Media – 2.54%
Comcast Corp.
5.850%, 11/15/2015	55,000	60,247
Historic TW, Inc.
9.125%, 01/15/2013	20,000	23,224
Viacom, Inc.
6.250%, 04/30/2016	85,000	91,678
6.875%, 04/30/2036	15,000	15,846
		190,995

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
Paper & Forest Products – 1.76%
Abitibi-Consolidated Co. of Canada
6.000%, 06/20/2013(d)	$110,000	$18,150
Catalyst Paper Corp.
8.625%, 06/15/2011	165,000	113,850
		132,000
Pharmaceuticals – 1.24%
Wyeth
5.500%, 02/01/2014	85,000	92,829
Technology, Equipment & Services – 1.28%
Unisys Corp.
12.500%, 01/15/2016	65,000	56,225
Xerox Corp.
8.250%, 05/15/2014	35,000	39,784
		96,009
Telecommunications – 1.48%
Sprint Nextel Corp.
6.000%, 12/01/2016	125,000	111,563
TOTAL CORPORATE BONDS (Cost $3,103,972)		$3,057,149

	Contracts	Value
WARRANTS – 0.02%
Commercial Services & Supplies – 0.02%
World Color Press, Inc.
Expiration: July 2014, Exercise Price: $16.30(c)	305	$625
Expiration: July 2014, Exercise Price: $13.00(c)	305	930
		1,555
TOTAL WARRANTS (Cost $0)		$1,555

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS September 30, 2009  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 6.51%
State Street Bank & Trust Repurchase Agreement (Dated 09/30/2009), due 10/1/2009, 0.01%, [Collateralized by $500,000 United States Treasury Bill, 11/05/2009, (Market Value $499,981)] (proceeds $489,502)	$489,502	$489,502
TOTAL SHORT TERM INVESTMENTS (Cost $489,502)		$489,502
TOTAL INVESTMENTS (Cost $7,794,163) – 98.99%		7,437,856
Other Assets in excess of Liabilities – 1.01%		75,570
TOTAL NET ASSETS – 100.00%		$7,513,426

Percentages are stated as a percent of net assets.

ADR American Depository Receipt.

(a)	Non-income producing.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration). The market values of these securities total $131,412, which represents 1.75% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $1,555 or 0.02% of the Fund’s net assets.
(d)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

	Separately Managed Account Reserve Trust	Brandes Institutional Core Plus Fixed Income Fund	Brandes Institutional Enhanced Income Fund
ASSETS
Investments in securities, at cost	$186,968,751	$24,464,653	$7,794,163
Investments in securities, at value	$155,255,517	$25,385,372	$7,437,856
Receivables:
Securities sold	—	2,531	38,774
Fund shares sold	502,449	168,757	—
Dividends and interest	2,734,623	280,770	72,901
Due from Advisor	—	9,467	13,302
Prepaid expenses and other assets	—	6,927	6,213
Total Assets	158,492,589	25,853,824	7,569,046
LIABILITIES
Payables:
Securities purchased	—	954,302	—
Fund shares redeemed	243,871	280	—
Dividends payable	691,047	1,670	—
Accrued expenses	—	57,425	55,620
Total Liabilities	934,918	1,013,677	55,620
NET ASSETS	$157,557,671	$24,840,147	$7,513,426
COMPONENTS OF NET ASSETS
Paid-in capital	$208,164,827	$23,975,235	$8,668,585
Undistributed net investment income (loss)	24,607	8,454	(113)
Accumulated net realized loss on investments and foreign currency	(18,918,985)	(64,261)	(798,766)
Net unrealized appreciation (depreciation) on:
Investments	(31,713,234)	920,719	(356,307)
Foreign currency	456	—	27
Total Net Assets	$157,557,671	$24,840,147	$7,513,426
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$157,557,671	$23,876,845	$7,011,892
Shares outstanding (unlimited shares authorized without par value)	21,131,180	2,668,250	826,924
Offering and redemption price	$7.46	$8.95	$8.48
Class E Shares
Net Assets	N/A	$963,302	$501,534
Shares outstanding (unlimited shares authorized without par value)	N/A	107,568	59,289
Offering and redemption price	N/A	$8.96	$8.46

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

	Separately Managed Account Reserve Trust	Brandes Institutional Core Plus Fixed Income Fund	Brandes Institutional Enhanced Income Fund
INVESTMENT INCOME
Income
Dividend income	$61,394	$723	$70,988
Interest income	13,780,213	863,718	346,783
Less: Foreign taxes withheld	—	—	(4,623)
Miscellaneous income	—	—	210
Total income	13,841,607	864,441	413,358
Expenses (Note 3)
Advisory fees	—	46,715	24,544
Custody fees	—	7,266	8,137
Administration fees	—	3,952	1,783
Insurance expense	—	1,051	918
Legal fees	—	43,596	44,600
Printing fees	—	13,143	9,425
Miscellaneous	—	1,922	1,958
Registration expense	—	49,157	47,433
Trustee fees	—	50,887	51,487
Transfer agent fees	—	35,340	34,147
Accounting fees	—	13,551	12,436
Auditing fees	—	14,905	14,998
Shareholder Servicing fees – Class I	—	2,300	71
Shareholder Servicing fees – Class E	—	681	449
Fund organization expense	—	8,579	8,580
Total expenses	—	293,045	260,966
Less reimbursement / waiver	—	(225,766)	(226,857)
Total expenses net of reimbursement / waiver	—	67,279	34,109
Net investment income	13,841,607	797,162	379,249
REALIZED AND UNREALZIED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(7,206,082)	(54,092)	(765,547)
Foreign currency transactions	1,193	—	(235)
Net realized loss	(7,204,889)	(54,092)	(765,782)
Net change in unrealized appreciation on:
Investments	17,277,645	1,558,037	939,943
Foreign currency transactions	1,725	—	220
Net unrealized appreciation	17,279,370	1,558,037	940,163
Net realized and unrealized gain on investments and foreign currency transactions	10,074,481	1,503,945	174,381
Net increase in net assets resulting from operations	$23,916,088	$2,301,107	$553,630

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Separately Managed Account Reserve Trust		Brandes Institutional Core Plus Fixed Income Fund		Brandes Institutional Enhanced Income Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Period Ended September 30, 2008*	Year Ended September 30, 2009	Period Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$13,841,607	$16,467,374	$797,162	$216,237	$379,249	$293,833
Net realized gain (loss) on:
Investments	(7,206,082)	(12,181,436)	(54,092)	(40,888)	(765,547)	(46,249)
Foreign currency transactions	1,193	(1,851)	—	—	(235)	(39)
Net increase from payments by affiliates	—	145,127	—	8,946	—	7,904
Net unrealized appreciation (depreciation) on:
Investments	17,277,645	(43,544,055)	1,558,037	(637,318)	939,943	(1,296,250)
Foreign currency transactions	1,725	(1,269)	—	—	220	(193)
Net increase (decrease) in net assets resulting from operations	23,916,088	(39,116,110)	2,301,107	(453,023)	553,630	(1,040,994)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class I	(13,582,966)	(16,380,166)	(752,035)	(215,461)	(365,195)	(291,233)
Class E	N/A	N/A	(15,310)	(366)	(9,941)	(1,610)
From net realized gains
Class I	—	(485,422)	—	—	—	—
Class E	N/A	N/A	—	—	—	—
Tax return of capital
Class I	—	—	—	—	—	(1,213)
Class E	N/A	N/A	—	—	—	(7)
Decrease in net assets from distributions	(13,582,966)	(16,865,588)	(767,345)	(215,827)	(375,136)	(294,063)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	51,660,637	110,064,318	18,927,189	5,173,532	591,480	8,221,557
Net asset value of share issued on reinvestment of distributions	4,147,211	4,222,703	750,722	215,036	374,858	294,113
Cost of shares redeemed	(63,158,713)	(46,265,699)	(1,091,244)	—	(614,579)	(197,440)
Net increase in net assets from capital share transactions	(7,350,865)	68,021,322	18,586,667	5,388,568	351,759	8,318,230
Total Increase in net assets	2,982,257	12,039,624	20,120,429	4,719,718	530,253	6,983,173
NET ASSETS
Beginning of the Period	154,575,414	142,535,790	4,719,718	—	6,983,173	—
End of the Period	$157,557,671	$154,575,414	$24,840,147	$4,719,718	$7,513,426	$6,983,173
Undistributed net investment income (loss)	$24,607	$2,232	$8,454	$1	$(113)	$(39)

*	Commenced operations on December 28, 2007.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates	Total from investment operations	Dividends from net investment income	Dividends from net realized gain	Tax return of capital
Separately Managed Account Reserve Trust
9/30/2009	$6.97	0.64	0.47	—	1.11	(0.62)	—	—
9/30/2008	$9.61	0.81	(2.63)	0.01	(1.81)	(0.81)	(0.02)	—
9/30/2007	$9.87	0.69	(0.27)	—	0.42	(0.68)	—	—
10/3/2005(4) – 9/30/2006	$10.00	0.69	(0.13)	—	0.56	(0.69)	—	—
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2009	$8.69	0.49	0.25	—	0.74	(0.48)	—	—
12/28/2007(4) – 9/30/2008	$10.00	0.44	(1.33)	0.02	(0.87)	(0.44)	—	—
Class E
9/30/2009	$8.70	0.47	0.25	—	0.72	(0.46)	—	—
5/28/2008(4) – 9/30/2008	$9.99	0.24	(1.31)	0.02	(1.05)	(0.24)	—	—
Brandes Institutional Enhanced Equity Fund
Class I
9/30/2009	$8.29	0.46	0.19	—	0.65	(0.46)	—	—
12/28/2007(4) – 9/30/2008	$10.00	0.39	(1.72)	0.01	(1.32)	(0.39)	—	—	(7)
Class E
9/30/2009	$8.28	0.45	0.17	—	0.62	(0.44)	—	—
5/28/2008(4) – 9/30/2008	$9.67	0.18	(1.40)	0.01	(1.21)	(0.18)	—	—	(7)

(1)	Not annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Commencement of operations.
(5)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(6)	The Fund’s total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of less than 0.005% on the SMART Fund’s total return. The return for the Core Fund, Class I and E would have been (9.21)% and (10.82)%, respectively. The return for the Enhanced Fund, Class I and E would have been (13.65)% and (12.70)%, respectively.
(7)	Amount calculated is less than $0.005 per share.

The accompanying notes to financial statements are an integral part of this statement.

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets (5)		Ratio of net investment income to average net assets(5)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate
Separately Managed Account Reserve Trust
9/30/2009	$7.46	18.25	%(1)	$157.56	0.00%		10.15	%(2),(3)	N/A		N/A		40.53%
9/30/2008	$6.97	(20.15	)%(6)	$154.58	0.00	%(3)	9.28	%(3)	N/A		N/A		157.66%
9/30/2007	$9.61	4.22%		$142.50	0.00	%(3)	7.27	%(3)	N/A		N/A		230.69%
10/3/2005(4) – 9/30/2006	$9.87	5.96	%(1)	$15.90	0.00	%(2),(3)	7.22	%(2),(3)	N/A		N/A		214.02	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class I
9/30/2009	$8.95	9.07%		$23.88	0.50%		5.97%		2.20%		4.27%		22.06%
12/28/2007(4) – 9/30/2008	$8.69	(9.00	)%(1),(6)	$4.70	0.50	%(2)	6.04	%(2)	7.93	%(2)	(1.39	)%(2)	404.25	%(1)
Class E
9/30/2009	$8.96	8.86%		$0.96	0.70%		5.95%		1.84%		4.81%		22.06%
5/28/2008 (4) – 9/30/2008	$8.70	(10.62	)%(1),(6)	$0.02	0.70	%(2)	8.54	%(2)	7.19	%(2)	2.05	%(2)	404.25	%(1)
Brandes Institutional Enhanced Equity Fund
Class I
9/30/2009	$8.48	8.82	%(1)	$7.01	0.55%		6.20%		4.26%		2.49%		21.81%
12/28/2007(4) – 9/30/2008	$8.29	(13.55	)%(1),(6)	$6.84	0.55	%(2)	5.46	%(2)	5.63	%(2)	0.38	%(2)	273.38	%(1)
Class E
9/30/2009	$8.46	8.48%		$0.50	0.75%		5.69%		4.10%		2.34%		21.81%
5/28/2008(4) – 9/30/2008	$8.28	(12.59	)%(1),(6)	$0.15	0.75	%(2)	6.20	%(2)	5.52	%(2)	1.43	%(2)	273.38	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “SMART Fund”), the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Institutional Enhanced Income Fund (the “Enhanced Income Fund”) (individually, a “Fund,” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The SMART Fund began operations on October 3, 2005. The Core Plus Fund and Enhanced Income Fund (each individually, an “Institutional Fund,” and collectively, the “Institutional Funds”) began operations on December 28, 2007 and have two classes of shares: Class I and Class E. As noted in the Institutional Funds’ Prospectus, Class I shares are for institutional investors, and Class E shares pay up to 0.25% of service fees of the Institutional Funds’ average net assets attributable to Class E shares to intermediaries providing non-distribution services to their clients who own shares of the Institutional Funds. The SMART and Core Plus Fund invest their assets primarily in diversified portfolios of debt securities, while the Enhanced Income Fund invests its assets approximately 70% in debt securities and 30% in equity securities. The Funds seek to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service.

Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest approximates market value.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

The Funds have adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate their own share prices. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the relevant Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.
E.	Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. “When-issued” or “delayed delivery” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.
F.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

The Institutional Funds’ investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Institutional Funds’ portfolios are allocated among the Institutional Funds based upon their relative net asset values or other appropriate allocation methods.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

G.	Federal Income Taxes. Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
H.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2009, as a result of their reclassifications the SMART Fund’s undistributed net investment income was decreased by $236,266 and accumulated net realized gain was increased by $236,266, Core Plus Fund’s undistributed net investment income was decreased by $21,364, accumulated net realized gain was increased by $21,364, and the Enhanced Income Fund’s undistributed net investment income was decreased by $4,187, accumulated net realized gain was increased by $4,371 and paid-in capital was decreased by $184.
K.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2006 to 2009 and concluded that there is no impact on the Funds’ net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of September 30, 2009.
L.	Payment by Affiliate. Subsequent to the fiscal year ended September 30, 2008, the Funds’ investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the SMART Fund, Core Plus Fund and Enhanced Income Fund $145,127, $8,946 and $7,904, respectively, relating to each of the Funds’ purchase of a security of an affiliate of the Distributor. This reimbursement has been classified on the Statement of Changes and the Financial Highlights as “Net increase from payments by affiliates”.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

M.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:
Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

The following is a summary of the inputs used, as of September 30, 2009, involving the Funds' assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
SMART Fund
Equities	$1,884,907	$—	$—	$1,884,907
Warrants	—	177,888	—	177,888
Asset Backed Securities	—	1,293,667	858,963	2,152,630
Corporate Bonds	—	123,935,760	—	123,935,760
Mortgage Backed Securities	—	24,376,395	—	24,376,395
Repurchase Agreements	—	2,727,937	—	2,727,937
Total Investments	$1,884,907	$152,511,647	$858,963	$155,255,517
Core Plus Fund
Equities	$17,964	$—	$—	$17,964
Warrants	—	2,565	—	2,565
Asset Backed Securities	—	46,487	748	47,235
Corporate Bonds	—	11,373,783	—	11,373,783
Government Securities	—	8,723,087	—	8,723,087
Mortgage Backed Securities	—	3,098,087	—	3,098,087
Repurchase Agreements	—	2,122,651	—	2,122,651
Total Investments	$17,964	$25,366,660	$748	$25,385,372
Enhanced Fund
Equities	$2,247,003	$—	$—	$2,247,003
Warrants	—	1,555	—	1,555
Asset Backed Securities	—	31,500	—	31,500
Corporate Bonds	—	3,057,149	—	3,057,149
Government Securities	—	853,452	—	853,452
Mortgage Backed Securities	—	757,695	—	757,695
Repurchase Agreements	—	489,502	—	489,502
Total Investments	$2,247,003	$5,190,853	$—	$7,437,856

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

Below is a reconciliation that details the activity of securities in Level 3 since the adoption of the pronouncement on October 1, 2008 to September 30, 2009:

	Core Plus Fund	SMART Fund
Beginning Balance – October 1, 2008	$8,693	$2,194,040
Net purchases/(sales)	(3,476)	(404,452)
Transfers in/(out) of level 3	—	—
Total realized and unrealized gains/(losses)	(8,150)	(1,256,221)
Accrued accretion/(amortization)	3,681	325,596
Ending Balance – September 30, 2009	$748	$858,963

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the SMART Fund. The financial statements of the SMART Fund reflect the fact that no fees or expenses are incurred by the SMART Fund. It should be understood, however, that the SMART Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the SMART Fund and the Advisor. Typically, participants in these programs pay a “wrap fee” to their investment advisors. Although the SMART Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap fee programs for which the SMART Fund is an investment option.

Under the Advisory Agreement, the Advisor is entitled to receive a monthly fee for its investment management services, which is computed at an annualized percentage rate of the average daily value of the net assets of each Institutional Fund as follows: 0.35% for the Core Plus Fund and 0.40% for the Enhanced Income Fund. For the year ended September 30, 2009, the Core Plus Fund and the Enhanced Income Fund incurred $46,715 and $24,544, respectively, in advisory fees.

The Institutional Funds are responsible for their own operating expenses. The Advisor has agreed to limit the Institutional Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Core Plus Fund and Enhanced Income Fund for expenses, excluding interest, so that their annual ratio of expenses to average net assets will not exceed 0.50% and 0.55% for Class I and 0.70% and 0.75% for Class E, respectively (the “Expense Cap Agreement”). For the year ended September 30, 2009, the Advisor reimbursed expenses of $225,766 for the Core Plus Fund and $226,857 for the Enhanced Income Fund.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

Any reimbursements or fee waivers made by the Advisor to an Institutional Fund are subject to repayment by the Institutional Fund, to the extent that the respective Institutional Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred.

Fund	Recovery expiring September 30, 2011	Recovery expiring September 30, 2012
Core Plus Fund	$265,837	$225,766
Enhanced Income Fund	273,396	226,857

For the year ended September 30, 2009, the Advisor did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement.

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee from each Institutional Fund at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per Institutional Fund per annum which is allocated across the Trust based on average net assets. The Administrator receives the same annual fee for the services it performs for the SMART Fund as it charges each Institutional Fund; however, the fee is paid by the Advisor.
C.	Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. All of the Funds’ distribution fees are paid by the Advisor.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

The Core Plus and Enhanced Income Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Core Plus and Enhanced Income Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of Class I and Class E annual net assets, respectively (the “Shareholder Service Fee”). For the periods ended September 30, 2009, the effective rate paid by the Core Plus and Enhanced Income Funds was the following:

Fund	Class I	Class E
Core Plus Fund	0.02%	0.25%
Enhanced Income Fund	0.00%	0.25%

For the year ended September 30, 2009, the Advisor reimbursed the Core Plus and Enhanced Income Funds for all of the Shareholder Service Fees paid by the Funds.

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
SMART Fund	$7,139,078	$13,344,548	$47,105,178	$47,054,299
Core Plus Fund	10,262,943	2,351,851	11,021,032	337,203
Enhanced Income Fund	300,141	629,510	1,902,704	590,556

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity in shares and dollars during the years ended September 30, 2009 and 2008, was as follows:

SMART Fund

	September 30, 2009		September 30, 2008
	Shares	Amount	Shares	Amount
Shares issued	8,516,023	$51,660,637	12,118,526	$110,064,318
Shares issued on reinvestment of distributions	664,031	4,147,211	493,245	4,222,703
Shares redeemed	(10,218,620)	(63,158,713)	(5,277,070)	(46,265,699)
Net increase/(decrease)	(1,038,566)	$(7,350,865)	7,334,701	$68,021,322

Capital stock activity in shares and dollars during the periods ended September 30, 2009 and 2008, was as follows:

	Core Fund				Enhanced Fund
	Year Ended 9/30/09		Periods Ended 9/30/08		Year Ended 9/30/09		Periods Ended 9/30/08
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class I	2,169,337	$18,010,729	518,608	$5,155,532	23,091	$169,975	815,021	$8,061,656
Class E	107,718	916,460	1,853	18,000	54,793	421,505	17,677	159,901
Issued on reinvestment of distributions
Class I	86,744	735,406	22,599	214,670	49,458	364,904	31,674	292,496
Class E	1,770	15,316	40	366	1,294	9,954	187	1,617
Shares redeemed
Class I	(129,038)	(1,058,664)	—	—	(70,623)	(502,873)	(21,697)	(197,440)
Class E	(3,813)	(32,580)	—	—	(14,662)	(111,706)	—	—
Net increase/(decrease) resulting from Fund shares transactions	2,232,718	$18,586,667	543,100	$5,388,568	43,351	$351,759	842,862	$8,318,230

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	SMART Fund	Core Plus Fund	Enhanced Income Fund
Cost of investments for tax purposes	$186,968,751	$24,464,653	$7,794,163
Gross tax unrealized appreciation	$12,404,837	$1,513,981	$532,546
Gross tax unrealized depreciation	(44,118,071)	(593,262)	(888,853)
Net tax unrealized depreciation on investments and foreign currency	(31,713,234)	920,719	(356,307)
Distributable ordinary income	24,607	8,454	—
Distributable long-term capital gains	—	—	—
Total distributable earnings	24,607	8,454	—
Other accumulated gains (losses)	(18,918,529)	(64,261)	(798,852)
Total accumulated earnings	$(50,607,156)	$864,912	$(1,155,159)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes.

As of September 30, 2009, the Funds had capital losses expiring as indicated below:

	Expiration of Capital Losses
Fund	2016	2017
SMART	$152,724	$12,360,303
Core Plus	—	29,459
Enhanced Income	—	260,822

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

The tax composition of dividends for the period ended September 30, 2009 for the Funds were as follows:

	Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
SMART Fund	$13,582,966	$—	$—
Core Plus Fund	767,345	—	—
Enhanced Income Fund	374,952	—	184

At September 30, 2009, the SMART Fund, Core Plus Fund and Enhanced Income Fund had net realized losses on investments and foreign currencies of $6,405,958 and $34,802 and $538,057, respectively, which are deferred for tax purposes and were recognized on October 1, 2009.

NOTE 7 – SUBSEQUENT EVENTS

Due to the unfavorable economies of operating a small fund, the Advisor and the Board of Trustees have decided to close the Enhanced Income Fund and liquidate the Enhanced Income Fund’s assets as of December 29, 2009.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through November 23, 2009, the date the financial statements were available to be issued.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Brandes Investment Trust and Shareholders of
Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

We have audited the accompanying statement of assets and liabilities of the Separately Managed Account Reserve Trust, Brandes Institutional Core Plus Fixed Income Fund, and Brandes Institutional Enhanced Income Fund, each a series of Brandes Investment Trust (the “Trust”), including the schedules of investments, as of September 30, 2009, and with respect to the Separately Managed Account Reserve Trust, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 3, 2005 to September 30, 2006, and with respect to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund, the related statements of operations, the statements of changes in net assets for the year then ended and for the period December 28, 2007 (commencement of operations) to September 30, 2008 and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

Separately Managed Account Reserve Trust
Brandes Institutional Core Plus Fixed Income Fund
Brandes Institutional Enhanced Income Fund

Report of Independent Registered Public Accounting Firm  – (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Separately Managed Account Reserve Trust, Brandes Institutional Core Plus Fixed Income Fund, and Brandes Institutional Enhanced Income Fund, as of September 30, 2009, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 23, 2009

Brandes Investment Trust

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

Additional information for foreign shareholders only. For the periods ended September 30, 2009, 100%, 100% and 94% of the ordinary distributions paid by the SMART Fund, Core Plus Fund and Enhanced Income Fund, respectively, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the periods ended September 30, 2009, 0%, 0% and 0% of the ordinary distributions paid by the SMART Fund, Core Plus Fund and Enhanced Income Fund, respectively, were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the periods ended September 30, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 0%, 0% and 19% for the SMART Fund, Core Plus Fund and Enhanced Income Fund, respectively. Of the dividends paid by the SMART Fund, Core Plus Fund and Enhanced Income Fund, 0%, 0% and 9%, respectively, qualify for the corporate dividends received deduction.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of each Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 79)	Trustee	Since February 1995	Retired.	5	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 68)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	5	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	5	Director of six closed end mutual funds in the Credit Suisse family of funds.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 52)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	5	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 57)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	5	Hotchkis and Wiley Mutual Funds.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 53)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	5	Brandes Investment Funds PLC.
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 48)	Trustee	Since July 2006	Executive Director of the Advisor.	5	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 38)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2005; Counsel of the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 52)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Adelaide Pund 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 41)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager of the Advisor from 1998 to October 2004.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Advisor

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

Distributor

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust, Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

INSTITUTIONAL CORE PLUS FIXED INCOME FUND

INSTITUTIONAL ENHANCED INCOME FUND

ANNUAL REPORT

For the year ended
September 30, 2009

Brandes Institutional International Equity Fund

Dear Shareholder:

The net asset value of Brandes Institutional International Equity Fund (“the Fund”) Class I shares declined 0.88% during the 12 months ending September 30, 2009. For the same period, the MSCI EAFE Index advanced 3.23%.

In this letter I’ll examine the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2009. Finally, I’ll discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual businesses. We believe commentary on short-term events in financial markets detracts from the focus on company fundamentals and is not consistent with our investment philosophy.

The Fund

During the past year, global equity markets have been on a rollercoaster. Looking at positive contributors, the Fund’s positions in the chemicals, diversified telecommunication services, and construction materials industries tended to advance. Some of the positions from these industries experiencing the strongest share price appreciation included BASF (Germany — chemicals), Telefonica S.A. (Spain — diversified telecommunication services), and Holcim (Switzerland — construction materials). Other stock-specific contributors to positive performance included Marks & Spencer (United Kingdom — multiline retail), Kingfisher (United Kingdom — specialty retail), and Canon (Japan — office electronics). Conversely, the Fund’s exposure to declining share prices within the commercial banks industry had the greatest adverse affect on the performance. Mizuho Financial (Japan) and Sumitomo Mitsui Financial (Japan) were among the holdings contributing to negative performance from the commercial bank industry. Negative performance for holdings in the insurance and consumer finance industries also weighed on performance, including Mitsui Sumitomo Insurance Group (Japan — insurance) and Takefuji (Japan — consumer finance).

From a country perspective, share price appreciation for securities based in Germany tended to have the greatest impact on performance. Some of the positions from Germany experiencing the strongest share price appreciation included Henkel (household products) and Daimler (automobiles). Conversely, the Fund’s Japan — based holdings proved a detriment to overall results during the period. Some of the Japan — based positions with share price declines included Mitsubishi UFJ Financial (commercial banks) and Hitachi (electronic equipment, instruments & components).

During the period, we eliminated exposure to companies such as Hypo Real Estate Holding (Germany  — commercial banks), Nortel Networks (Canada — communications equipment), and Novartis (Switzerland — pharmaceuticals) to pursue what we believe to be more attractive opportunities. We also purchased shares of companies such as BASF (Germany — chemicals), Canon (Japan — office electronics), and Henkel (Germany — household products) at prices that we considered to be compelling. We also took advantage of prices we believed to be attractive by adding to certain existing holdings.

1

Brandes Institutional International Equity Fund

Our Outlook

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks of companies whose shares are trading at discounts to our estimates of their fair values. We believe this strategy should provide patient investors with favorable results.

As of September 30, 2009, the Fund’s most substantial country weighting was in Japan. On an industry basis, the Fund’s largest exposure was in diversified telecommunication services.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

2

Brandes Institutional International Equity Fund

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

MSCI EAFE:  The MSCI EAFE Index is an unmanaged index consisting of equities from Europe, Australasia, and the Far East. The Index is often used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC.

3

Brandes Institutional International Equity Fund – Class I

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund - Class I from its inception (January 2, 1997) to September 30, 2009 as compared with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return Period Ended September 30, 2009
	One Year	Five Years	Since Inception (1/2/97)
Brandes Institutional International Equity Fund – Class I	-0.88%	5.95%	10.30%
Morgan Stanley Capital International EAFE Index	3.23%	6.07%	4.28%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. Currently, the expense level has not been exceeded.

4

Brandes Institutional International Equity Fund – Class E

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund – Class E from its inception (October 6, 2008) to September 30, 2009 as compared with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Total Return Period Ended September 30, 2009
	One Month	Three Months	Since Inception Cumulative (10/6/08)
Brandes Institutional International Equity Fund – Class E	2.97%	17.68%	7.78%
Morgan Stanley Capital International EAFE Index	3.83%	19.47%	12.26%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. Currently, the expense level has not been exceeded.

Sector Allocation as a Percentage of Total Investments at September 30, 2009

5

Brandes Institutional Global Equity Fund

Dear Shareholder:

The net asset value of Brandes Institutional Global Equity Fund (“the Fund”) Class I shares increased 6.72% during the period from its inception (10/6/08) through September 30, 2009. For the same period, the MSCI World Index gained 7.65%.

First, I’ll examine the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition. Then, I’ll discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual businesses. We believe commentary on short-term events in financial markets detracts from the focus on company fundamentals and is not consistent with our investment philosophy.

The Fund

Favorable results for holdings in the diversified telecommunication services, pharmaceuticals, and communications equipment industries propelled performance during the period. Some of the positions from these industries experiencing the strongest share price appreciation included Telecom Italia (Italy — diversified telecommunication services), Schering-Plough (United States — pharmaceuticals), and Ericsson (Sweden — communications equipment). Positions based in the semiconductors & semiconductor equipment, chemicals, and automobiles industries also tended to advance during the period.

Conversely, exposure to declining share prices within the diversified financial services and commercial banks industries negatively impacted performance. Some of the largest detractors from performance included falling share prices for Citigroup (United States — diversified financial services), CIT (United States  — diversified financial services), and KeyCorp (United States — commercial banks).

From a country perspective, share price appreciation for securities based in the United States tended to have the greatest positive impact on performance. Top-performers from the United States included Wyeth (pharmaceuticals), American Express (consumer finance), Motorola (communications equipment), and eBay, inc. (internet software & service). While aggregate returns for holdings based in the United States had the greatest positive impact on performance, individual holdings based in the United States also detracted from Fund performance. Eastman Kodak (leisure equipment & products) and SLM (consumer finance) were among the investments contributing to negative performance for United States-based holdings. In addition, holdings based in the Netherlands and Italy also proved favorable to performance, including share price appreciation for Akzo (Netherlands — chemicals) and ENI S.p.A. (Italy — oil gas and consumable fuels).

During the period, we sold select holdings to pursue what we believe to be more attractive opportunities. For example, we sold positions such as Eastman Kodak (United States — leisure equipment & products), Gannett (United States — media), and Ford Motors (United States — automobiles).

6

Brandes Institutional Global Equity Fund

We also established new positions in companies such as ENI S.p.A. (Italy — oil, gas, & consumable fuels), Du Pont (United States — chemicals), and American Express (United States — consumer finance) at prices that we consider compelling. In addition, we took advantage of prices we consider attractive by adding to select existing holdings.

Our Outlook

Despite a tumultuous environment for the 12-month period ending September 30, 2009, we remain optimistic, given the fundamental strengths of our holdings. Throughout this period, we reassessed holdings across all of our portfolios.

As of September 30, 2009, the Fund’s most substantial country weighting was in the United States. On an industry basis, the Fund’s largest exposure was in the pharmaceuticals industry.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

7

Brandes Institutional Global Equity Fund

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

MSCI World Index — MSCI WRLD:  The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed markets throughout the world, including the United States. This Index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC.

8

Brandes Institutional Global Equity Fund — Class I
Brandes Institutional Global Equity Fund — Class E

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Global Equity Fund – Class I and E from their inception (October 6, 2008) to September 30, 2009 as compared with the Morgan Stanley Capital International World Index.

Value of $1,000,000 vs Morgan Stanley Capital
International World Index

	Total Return Period Ended September 30, 2009
	One Month	Three Months	Since Inception Cumulative (10/6/08)
Brandes Institutional Global Equity Fund
Class I	2.26%	16.13%	6.72%
Class E	2.31%	16.37%	6.77%
Morgan Stanley Capital International World Index	3.99%	17.45%	7.65%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments at September 30, 2009

9

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

Expense Example

As a shareholder of the Funds, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Funds’ actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,448.70	1.14%	$7.00
Institutional Global Equity Fund	$1,000.00	$1,374.80	1.00%	$6.04

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,448.70	1.13%	$6.94
Institutional Global Equity Fund	$1,000.00	$1,367.30	1.20%	$7.25

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the

10

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,019.35	1.14%	$5.77
Institutional Global Equity Fund	$1,000.00	$1,020.33	1.00%	$5.14

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,019.40	1.13%	$5.72
Institutional Global Equity Fund	$1,000.00	$1,019.32	1.20%	$6.16
*	Expenses are equal to the Funds’ expense ratios for the period, multiplied by the average account value over the period, multiplied by 183/365 for the Institutional International Equity Fund – Class I (to reflect the one-half year period) and multiplied by 183/360 for the Institutional International Equity Fund – Class E and the Institutional Global Equity Fund (to reflect the last six months divided by the number of days since commencement).

11

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009

	Shares	Value
COMMON STOCKS – 98.69%
Bermuda – 0.40%
XL Capital Ltd.	198,010	$3,457,255
Brazil – 1.53%
Brasil Telecom Participacoes S.A. – ADR	19,439	1,036,099
Centrais Electricas Brasileiras S.A. – ADR	534,830	8,273,820
Contax Participacoes S.A. – ADR	115,700	259,932
Tele Norte Leste Participacoes S.A. – ADR	115,700	2,174,003
TIM Participacoes S.A. – ADR	22,284	548,186
Vivo Participacoes S.A. – ADR	39,812	1,005,253
		13,297,293
Finland – 2.55%
Nokia OYJ	1,216,282	17,887,547
UPM-Kymmene Oyj	354,400	4,252,634
		22,140,181
France – 10.53%
Alcatel-Lucent S.A.(a)	3,031,400	13,560,919
Carrefour S.A.	380,276	17,250,872
Credit Agricole S.A.	428,132	8,946,565
France Telecom S.A.	661,004	17,609,427
Natixis(a)	1,589,248	9,581,629
Renault S.A.(a)	119,300	5,562,946
Sanofi-Aventis S.A.	256,435	18,819,093
		91,331,451
Germany – 9.37%
BASF SE	277,000	14,677,725
Bayerische Motoren Werke AG	155,059	7,476,578
DaimlerChrysler AG	148,700	7,486,572
Deutsche Post AG	831,100	15,567,314
Deutsche Telekom AG	1,689,900	23,072,417
Henkel Kgaa	301,000	12,958,646
		81,239,252
Italy – 7.70%
ENI SpA	600,900	15,018,983
Intesa Sanpaolo SpA(a)	2,203,050	9,744,086
Italcementi SpA Savings Shs	526,700	4,447,230
Telecom Italia Savings Shares SpA	9,083,350	11,165,438

12

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009  – (continued)

	Shares	Value
Telecom Italia SpA	9,334,974	$16,378,825
Unicredit SpA(a)	1,495,368	5,842,649
Unipol Gruppo Finanziario SpA(a)	4,197,900	4,180,331
		66,777,542
Japan – 27.07%
Aiful Corp.	537,500	628,725
Akita Bank Ltd.	327,000	1,325,996
Astellas Pharma, Inc.	252,400	10,375,492
Canon, Inc.	363,000	14,679,329
Chuo Mitsui Trust Holdings, Inc.	1,040,000	3,858,074
Dai Nippon Printing Co. Ltd.	426,000	5,865,716
Daiichi Sankyo Co. Ltd.	472,202	9,747,567
Fuji Film Holdings Corp.	300,100	8,993,138
Hitachi Ltd.(a)	1,217,800	3,744,364
Japan Tobacco, Inc.	2,781	9,542,116
Mitsubishi UFJ Financial Group, Inc.	2,471,000	13,268,223
Mitsui Sumitomo Insurance Group Ltd.	441,999	12,186,794
Mizuho Financial Group, Inc.	3,398,000	6,738,083
NEC Corp.(a)	2,548,000	8,004,634
Nippon Telegraph & Telephone Corp.	563,300	26,105,141
Nipponkoa Insurance	487,000	3,049,006
Nissan Motor Co., Ltd.(a)	404,100	2,732,565
Ono Pharmaceutical Co. Ltd.	250,900	13,053,005
Rohm Co. Ltd.	148,200	10,368,139
San-In Godo Bank, Ltd.	116,000	988,581
Seven & I Holdings Co. Ltd.	339,600	8,133,905
Sompo Japan Insurance, Inc.	578,000	3,889,177
Sony Corp.	376,500	11,135,827
Sumitomo Mitsui Financial Group, Inc.	189,300	6,600,668
Taisho Pharmaceutical Co. Ltd.	260,000	5,257,060
Takeda Pharmaceutical Co. Ltd.	238,500	9,936,946
Takefuji Corp.	385,870	1,358,379
TDK Corp.	109,500	6,331,031
The 77 Bank, Ltd.	246,000	1,403,130
Tokio Marine Holdings, Inc.	379,200	10,983,345
Toyota Motor Corp.	112,000	4,454,297
		234,738,453

13

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009  – (continued)

	Shares	Value
Mexico – 1.85%
Cemex S.A. de C.V. – ADR(a)	494,700	$6,391,524
Telefonos de Mexico S.A. – Class L – ADR	397,680	6,935,539
Telmex Internacional S.A. – Class L – ADR	192,280	2,682,306
		16,009,369
Netherlands – 9.06%
Aegon N.V.(a)	1,827,662	15,514,907
Akzo Nobel N.V.	182,100	11,281,321
Koninklijke Ahold N.V.	1,105,652	13,299,665
SNS Reaal(a)	176,335	1,421,291
STMicroelectronics N.V.	1,236,900	11,654,763
Unilever N.V.	621,304	17,906,495
Wolters Kluwer N.V.	348,380	7,440,597
		78,519,039
New Zealand – 0.35%
Telecom Corp. of New Zealand Ltd.	1,586,457	3,047,662
Portugal – 1.65%
Portugal Telecom SGPS, S.A.	1,347,517	14,266,690
Singapore – 0.43%
Flextronics International Ltd.(a)	494,600	3,689,716
South Korea – 2.04%
Korea Electric Power Corp. – ADR(a)	553,200	8,430,768
KT Corp. – ADR	184,300	3,203,134
SK Telecom Co., Ltd. – ADR	348,100	6,074,345
		17,708,247
Spain – 2.09%
Telefonica S.A.	657,301	18,135,990
Sweden – 1.52%
Ericsson (L.M.) Telephone	1,311,600	13,169,902
Switzerland – 4.23%
Holcim Ltd.(a)	82,298	5,646,435
Swiss Reinsurance	218,200	9,849,847
Swisscom AG	28,700	10,267,804
Tyco Electronics Ltd.	490,372	10,925,488
		36,689,574

14

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009  – (continued)

	Shares	Value
United Kingdom – 16.32%
AstraZeneca Plc	363,255	$16,278,320
Barclays Plc(a)	1,834,221	10,846,094
BP Plc	1,460,620	12,908,695
British Sky Broadcasting Group Plc	802,600	7,330,530
GlaxoSmithKline Plc	955,520	18,775,360
HSBC Holdings Plc	814,736	9,322,879
ITV Plc	8,228,300	5,808,413
J Sainsbury Plc	1,642,500	8,531,172
Kingfisher Plc	2,198,500	7,480,353
Marks & Spencer Group Plc	1,844,419	10,673,530
Royal Bank of Scotland Group Plc(a)	2,831,719	2,396,272
Vodafone Group Plc	5,990,300	13,421,979
Wm. Morrison Supermarkets Plc	3,269,911	14,491,247
Wolseley(a)(b)	135,829	3,271,340
		141,536,184
TOTAL COMMON STOCKS (Cost $980,288,256)		$855,753,800

	Principal Amount	Value
SHORT TERM INVESTMENTS – 0.98%
State Street Bank & Trust Repurchase Agreement (Dated 09/30/2009), due 10/1/2009, 0.01%, [Collateralized by $8,665,000 United States Treasury Bill, 11/05/2009, (Market Value $8,664,662)] (proceeds $8,490,851)	$8,490,848	$8,490,848
TOTAL SHORT TERM INVESTMENTS (Cost $8,490,848)		$8,490,848
Total Investments (Cost $988,779,104) – 99.67%		$864,244,648
Other Assets in Excess of Liabilities – 0.33%		2,852,729
TOTAL NET ASSETS – 100.00%		$867,097,377

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration). The market value of this security totals $3,271,340, which represents 0.38% of total net assets.

15

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY at September 30, 2009

Air Freight & Logistics	1.80%
Automobiles	3.20%
Chemicals	2.99%
Commercial Banks	10.48%
Commercial Services & Supplies	0.71%
Communications Equipment	5.15%
Computers & Peripherals	0.92%
Construction Materials	1.90%
Consumer Finance	0.23%
Diversified Financial Services	0.16%
Diversified Telecommunication Services	18.00%
Electric Utilities	1.93%
Electronic Equipment, Instruments & Components	3.88%
Food & Staples Retailing	7.12%
Food Products	2.07%
Household Durables	1.28%
Household Products	1.49%
Insurance	7.28%
Media	2.37%
Multiline Retail	1.23%
Office Electronics	1.69%
Oil, Gas & Consumable Fuels	3.22%
Paper & Forest Products	0.49%
Pharmaceuticals	11.79%
Semiconductors & Semiconductor Equipment	2.54%
Specialty Retail	0.86%
Tobacco	1.10%
Trading Companies & Distributors	0.38%
Wireless Telecommunication Services	2.43%
COMMON STOCKS	98.69%
SHORT TERM INVESTMENTS	0.98%
TOTAL INVESTMENTS	99.67%
Other Assets in Excess of Liabilities	0.33%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

16

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009

	Shares	Value
COMMON STOCKS – 98.85%
Automobiles – 2.20%
DaimlerChrysler AG	5,300	$266,838
Honda Motor Co. Ltd.	8,700	267,983
Toyota Motor Corp.	7,300	290,325
		825,146
Building Products – 0.50%
Masco Corp.	14,500	187,340
Chemicals – 5.14%
Akzo Nobel N.V.	8,200	508,000
Dow Chemical Co.	34,833	908,097
EI Du Pont de Nemours & Co.	16,000	514,240
		1,930,337
Commercial Banks – 8.34%
BB&T Corp.	5,100	138,924
Fifth Third Bancorp	19,700	199,561
HSBC Holdings Plc	16,475	188,530
Intesa Sanpaolo SpA(a)	50,000	221,150
KeyCorp	23,500	152,750
Mitsubishi UFJ Financial Group, Inc.	67,000	359,762
Mizuho Financial Group, Inc.	134,600	266,906
PNC Financial Services Group	7,270	353,249
Regions Financial Corp.	25,030	155,436
Royal Bank of Scotland Group Plc(a)	68,700	58,136
Sumitomo Mitsui Financial Group, Inc.	7,700	268,490
SunTrust Banks, Inc.	9,100	205,205
Wells Fargo & Co.	19,869	559,908
		3,128,007
Communications Equipment – 7.31%
Alcatel-Lucent S.A.(a)	118,100	528,318
Cisco Systems, Inc.(a)	23,030	542,126
Ericsson (L.M.) Telephone	49,700	499,043
Motorola, Inc.	70,000	601,300
Nokia OYJ	38,806	570,710
		2,741,497
Computers & Peripherals – 1.72%
Dell, Inc.(a)	42,260	644,888

See Notes to the Financial Statements.

17

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009  – (continued)

	Shares	Value
Consumer Finance – 1.28%
American Express Co.	14,200	$481,380
Diversified Financial Services – 2.25%
Bank of America Corp.	31,732	536,905
Citigroup, Inc.	63,233	306,048
		842,953
Diversified Telecommunication Services – 14.66%
AT&T, Inc.	25,300	683,353
Deutsche Telekom AG	68,000	928,413
France Telecom S.A.	22,963	611,744
Nippon Telegraph & Telephone Corp.	14,700	681,245
Portugal Telecom SGPS, S.A.	26,600	281,625
Telecom Italia Savings Shares SpA	748,700	920,317
Telefonica S.A.	19,100	527,000
Telefonos de Mexico S.A. – Class L – ADR	10,900	190,096
Verizon Communications, Inc.	22,400	678,048
		5,501,841
Electronic Equipment, Instruments & Components – 1.97%
Fuji Film Holdings Corp.	14,000	419,540
Hitachi Ltd.	30,000	92,241
Tyco Electronics Ltd.	10,300	229,484
		741,265
Food & Staples Retailing – 7.94%
Carrefour S.A.	16,500	748,507
J Sainsbury Plc	46,300	240,483
Koninklijke Ahold N.V.	21,700	261,025
Kroger Co.	20,500	423,120
Safeway, Inc.	24,700	487,084
Seven & I Holdings Co. Ltd.	16,000	383,223
Supervalu, Inc.	13,300	200,298
Wm. Morrison Supermarkets Plc	53,300	236,209
		2,979,949
Food Products – 2.57%
Sara Lee Corp.	29,300	326,402
Unilever N.V.	22,100	636,940
		963,342

See Notes to the Financial Statements.

18

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009  – (continued)

	Shares	Value
Health Care Equipment & Supplies – 1.15%
Boston Scientific Corp.(a)	40,700	$431,013
Household Durables – 1.15%
Sony Corp.	14,600	431,828
Industrial Conglomerates – 1.50%
General Electric Co.	34,210	561,728
Insurance – 4.61%
Aegon N.V.(a)	44,500	377,758
Marsh & McLennan Companies, Inc.	15,500	383,315
Mitsui Sumitomo Insurance Group Ltd.	11,400	314,321
Sompo Japan Insurance, Inc.	22,000	148,031
Swiss Reinsurance	5,300	239,249
Tokio Marine Holdings, Inc.	9,200	266,473
		1,729,147
Internet Software & Services – 1.36%
eBay, Inc.(a)	21,700	512,337
Multiline Retail – 0.70%
Marks & Spencer Group Plc	45,300	262,148
Office Electronics – 2.28%
Canon, Inc.	13,800	558,057
Xerox Corp.	38,600	298,764
		856,821
Oil, Gas & Consumable Fuels – 3.46%
BP Plc	11,800	104,286
ENI SpA	22,700	567,367
Valero Energy Corp.	32,309	626,472
		1,298,125
Pharmaceuticals – 16.16%
Astellas Pharma, Inc.	4,400	180,872
AstraZeneca Plc	10,000	448,124
Bristol-Myers Squibb Co.	24,800	558,496
Daiichi Sankyo Co. Ltd.	8,000	165,143
Eli Lilly & Co.	14,100	465,723
GlaxoSmithKline Plc	20,400	400,847
Merck & Co., Inc.	15,130	478,562
Pfizer, Inc.	36,800	609,040

See Notes to the Financial Statements.

19

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2009  – (continued)

	Shares	Value
Sanofi-Aventis S.A.	10,600	$777,906
Schering Plough Corporation	31,300	884,225
Takeda Pharmaceutical Co. Ltd.	7,200	299,983
Wyeth	16,400	796,712
		6,065,633
Semiconductors & Semiconductor Equipment – 5.82%
Intel Corp.	36,500	714,305
Micron Technology, Inc.(a)	29,700	243,540
STMicroelectronics N.V.	26,300	247,813
Texas Instruments, Inc.	34,100	807,829
Tokyo Electron Ltd.	2,700	172,350
		2,185,837
Software – 2.00%
Microsoft Corp.	29,000	750,810
Specialty Retail – 2.78%
Lowe’s Cos, Inc.	21,800	456,492
The Home Depot, Inc.	22,000	586,080
		1,042,572
TOTAL COMMON STOCKS (Cost $33,500,879)		$37,095,944

	Principal Amount	Value
SHORT TERM INVESTMENTS – 1.02%
State Street Bank & Trust Repurchase Agreement (Dated 09/30/2009), due 10/1/2009, 0.01%, [Collateralized by $390,000 United States Treasury Bill, 11/05/2009, (Market Value $389,985)] (proceeds $381,579)	$381,579	$381,579
TOTAL SHORT TERM INVESTMENTS (Cost $381,579)		$381,579
Total Investments (Cost $33,882,458) – 99.87%		$37,477,523
Other Assets in Excess of Liabilities – 0.13%		48,953
TOTAL NET ASSETS – 100.00%		$37,526,476

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
(a)	Non-income producing security.

See Notes to the Financial Statements.

20

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2009

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund
ASSETS
Investments in securities, at cost	$988,779,104	$33,882,458
Investments in securities, at value	$864,244,648	$37,477,523
Receivables:
Securities sold	4,362,183	—
Fund shares sold	747,616	15,691
Dividends and interest	2,717,327	82,189
Tax reclaims	547,893	11,797
Prepaid expenses and other assets	83,442	24,703
Total Assets	872,703,109	37,611,903
LIABILITIES
Payables:
Securities purchased	2,988,558	—
Fund shares redeemed	1,721,507	—
Due to advisor	705,138	24,228
Accrued expenses	190,529	61,199
Total Liabilities	5,605,732	85,427
NET ASSETS	$867,097,377	$37,526,476
COMPONENTS OF NET ASSETS
Paid-in capital	$1,011,648,604	$34,266,340
Undistributed net investment income	12,354,389	554,261
Accumulated net realized loss on investments and foreign currency	(32,446,143)	(890,570)
Net unrealized appreciation (depreciation) on:
Investments	(124,534,456)	3,595,065
Foreign currency	74,983	1,380
Total Net Assets	$867,097,377	$37,526,476
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$866,989,566	$37,419,684
Shares outstanding (unlimited shares authorized without par value)	56,876,816	1,761,711
Offering and redemption price	$15.24	$21.24
Class E Shares
Net Assets	$107,811	$106,792
Shares outstanding (unlimited shares authorized without par value)	7,072	5,025
Offering and redemption price	$15.24	$21.25

The accompanying notes to financial statements are an integral part of this statement.

21

Brandes Investment Trust

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund*
INVESTMENT INCOME
Income
Dividend income	$23,741,886	$953,547
Interest income	12,121	3,880
Less: foreign taxes withheld	(2,357,498)	(42,590)
Income from securities lending	113,980	—
Miscellaneous income	—	85
Total income	21,510,489	914,922
Expenses
Advisory fees (Note 3)	6,521,598	211,617
Custody fees	96,496	8,872
Administration fees (Note 3)	207,613	8,542
Insurance expense	95,108	909
Legal fees	57,822	25,282
Printing fees	77,048	12,179
Miscellaneous	74,701	3,367
Registration expense	53,258	51,508
Trustee fees	55,080	49,807
Transfer agent fees	181,702	38,503
Accounting fees	113,957	11,931
Auditing fees	25,504	15,001
Shareholder servicing fees – Class I	—	13,183
Organizational costs	—	24,742
Total expenses	7,559,887	475,443
Less reimbursement / waiver	—	(209,781)
Total expenses net of reimbursement / waiver	7,559,887	265,662
Net investment income	13,950,602	649,260
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(32,446,134)	(890,570)
Foreign currency transactions	306,630	2,696
Net realized gain (loss)	(32,139,504)	(887,874)
Net change in unrealized appreciation on:
Investments	38,311,938	3,595,065
Foreign currency transactions	129,748	1,380
Net unrealized appreciation	38,441,686	3,596,445
Net realized and unrealized gain on investments and foreign currency transactions	6,302,182	2,708,571
Net increase in net assets resulting from operations	$20,252,784	$3,357,831

*	Commenced operations on October 6, 2008.

The accompanying notes to financial statements are an integral part of this statement.

22

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund*
	Year Ended September 30, 2009	Year Ended September 30, 2008	Period Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$13,950,602	$26,055,380	$649,260
Net realized gain (loss) on:
Investments	(32,446,134)	82,320,328	(890,570)
Foreign currency transactions	306,630	(1,551,621)	2,696
Net unrealized appreciation (depreciation) on:
Investments	38,311,938	(345,867,156)	3,595,065
Foreign currency transactions	129,748	(127,887)	1,380
Net increase (decrease) in net assets resulting from operations	20,252,784	(239,170,956)	3,357,831
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	(2,925)	N/A	(425)
Class I	(19,631,808)	(17,990,405)	(118,031)
From net realized gains
Class E	(7,345)	N/A	—
Class I	(49,295,880)	(130,529,681)	—
Decrease in net assets from distributions	(68,937,958)	(148,520,086)	(118,456)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	335,109,287	204,174,720	35,100,302
Net asset value of share issued on reinvestment of distributions	66,479,420	144,498,282	118,456
Cost of shares redeemed	(250,166,063)	(264,044,610)	(931,657)
Net increase in net assets from capital share transactions	151,422,644	84,628,392	34,287,101
Total Increase (Decrease) in net assets	102,737,470	(303,062,650)	37,526,476
NET ASSETS
Beginning of the Period	764,359,907	1,067,422,557	—
End of the Period	$867,097,377	$764,359,907	$37,526,476
Undistributed net investment income	$12,354,389	$21,290,463	$554,261

*	Commenced operations on October 6, 2008.

The accompanying notes to financial statements are an integral part of this statement.

23

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Institutional International Equity Fund
Class I
9/30/2009	$17.43	0.26	(0.80)	(0.54)	(0.47)	(1.18)
9/30/2008	$26.51	0.61	(5.95)	(5.34)	(0.45)	(3.29)
9/30/2007	$24.73	0.40	3.98	4.38	(0.32)	(2.28)
9/30/2006	$22.28	0.33	3.83	4.16	(0.28)	(1.43)
11/1/04 to 9/30/05(3)	$19.83	0.26	3.20	3.46	(0.22)	(0.79)
10/31/2004	$16.02	0.20	3.74	3.94	(0.13)	—
Class E(4)
9/30/2009	$16.03	0.32	0.54	0.86	(0.47)	(1.18)
Brandes Institutional Global Equity Fund
Class I(4)
9/30/2009	$20.00	0.39	0.94	1.33	(0.09)	—
Class E(4)
9/30/2009	$20.00	0.40	0.94	1.34	(0.09)	—

(1)	Not annualized.
(2)	Annualized.
(3)	In 2005, the Fund chnaged its fiscal year end from October to September (Note 1).
(4)	Commenced operations on October 6, 2008.
(5)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.

The accompanying notes to financial statements are an integral part of this statement.

24

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets(5)		Ratio of net investment income to average net assets (5)		Ratio of expenses (prior to reimburse-ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class I
9/30/2009	$15.24	(0.88)%		$867.0	1.16%		2.14%		1.16%		2.14%		19.88%
9/30/2008	$17.43	(23.42)%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
9/30/2007	$26.51	18.65%		$1,067.4	1.12%		1.61%		1.12%		1.61%		29.06%
9/30/2006	$24.73	19.79%		$846.3	1.12%		1.48%		1.12%		1.48%		29.91%
11/1/04 to 9/30/05(3)	$22.28	17.95	%(1)	$669.9	1.14	%(2)	1.44	%(2)	1.14	%(2)	1.44	%(2)	20.92	%(1)
10/31/2004	$19.83	24.75%		$528.6	1.18%		1.21%		1.14%		1.25%		26.71%
Class E(4)
9/30/2009	$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.21	%(2)	1.16	%(2)	2.21	%(2)	19.88	%(1)
Brandes Institutional Global Equity Fund
Class I(4)
9/30/2009	$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.46	%(2)	1.80	%(2)	1.66	%(2)	4.06	%(1)
Class E(4)
3/31/09 (Unaudited)	$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.30	%(2)	1.83	%(2)	1.67	%(2)	4.06	%(1)

The accompanying notes to financial statements are an integral part of this statement.

25

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes Institutional International Equity Fund (the “International Fund”) and the Brandes Institutional Global Equity Fund (the “Global Fund”), (each a “Fund” and collectively the “Funds”), are a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The International Fund and Global Fund began operations on January 2, 1997 and October 6, 2008, respectively and have two classes of shares: Class I and Class E. As noted in the Funds’ Prospectus, Class I shares are for institutional investors, and Class E shares pay up to 0.25% of service fees of the Funds’ average net assets attributable to Class E shares to intermediaries providing non-distribution services to their clients who own shares of the Funds. The Funds invest their assets primarily in equity securities with market capitalizations greater than $1 billion. The International Fund invests its assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Funds seek to achieve long-term capital appreciation. During 2005, the International Fund’s fiscal year-end was changed from October 31 to September 30.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are valued at cost, which when combined with accrued interest approximates market value.

The Funds have adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security

26

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate their own share prices. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss

27

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the relevant Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.
E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

The Funds’ investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

F.	Federal Income Taxes. Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
G.	Concentration of Risk. As of September 30, 2009, the Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Funds’ net assets. It is the Trust’s policy to continuously monitor these off-balance sheet risks.
H.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through November 23, 2009, the date the financial statements were available to be issued.

28

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

I.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2009, the Funds did not have any securities on loan.
J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2009, the International Fund decreased undistributed net investment income by $3,251,943, increased accumulated net realized loss by $9,240,761 and increased paid in capital by $12,492,704, and the Global Fund increased its undistributed net investment income by $23,457, increased its accumulated net realized loss by $2,696 and decreased its paid in capital by $20,761, due to certain permanent book and tax differences. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.
K.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
L.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2006 to 2009 and concluded that there is no impact on the Funds’ net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of September 30, 2009.
M.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations

29

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of September 30, 2009, involving the Funds' assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities	$855,753,800	$—	$—	$855,753,800
Repurchase Agreements	—	8,490,848	—	8,490,848
Total Investments	$855,753,800	$8,490,848	$—	$864,244,648
Global Fund
Equities	$37,095,944	$—	$—	$37,095,944
Repurchase Agreements	—	381,579	—	381,579
Total Investments	$37,095,944	$381,579	$—	$37,477,523

30

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% and 0.80% based upon the average daily net assets of the International Fund and the Global Fund, respectively. For the year ended September 30, 2009, the International Fund and the Global Fund incurred $6,521,598 and $211,617 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 30, 2010: Global Fund – 1.00% and 1.20%, respectively; International Fund – 1.20% and 1.40%, respectively. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to the agreed upon expense cap may be reimbursed by the Fund to the Advisor at any time during the subsequent three fiscal years, if so requested by the Advisor, provided the aggregate amount of each Fund’s current operating expenses for the fiscal year of the reimbursement does not exceed the applicable limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2009, the Advisor did not waive any expenses for the International Fund and waived expenses of $209,781 for the Global Fund.

Fund	Recovery Expiring September 30, 2012
International Fund	N/A
Global Fund	$209,781

For the year ended September 30, 2009, the Advisor did not recoup any fees previously waived or reimbursed.

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum

31

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

of $50,000 per Fund per annum which is allocated across the Trust based on average net assets. For the year ended September 30, 2009, the International Fund and Global Fund incurred $207,613 and $8,542 in such fees, respectively.

C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. All of the Funds’ distribution fees are paid by the Advisor.

The Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of Class I and Class E annual net assets, respectively (the “Shareholder Service Fee”). For the periods ended September 30, 2009, the effective rate paid by the Funds was the following:

Fund	Class I	Class E
International Fund	0.00%	0.00%
Global Fund	0.05%	0.00%

Effective November 1, 2009, the Board of Trustees has approved the termination of the Shareholder Service Fee for the International Fund’s Class I shares and has suspended the Shareholder Service Fee for the Global Fund’s Class I shares.

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the year ended September 30, 2009:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$ —	$ —	$220,433,875	$130,518,462
Global Fund	$ —	$ —	$35,393,435	$1,018,107

32

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended 9/30/09		Year Ended 9/30/08		Commencement of operations thru 9/30/09		Year Ended 9/30/08
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class I	26,990	$335,009	9,440	$204,175	1,805	$35,000	N/A	N/A
Class E	6	100	N/A	N/A	5	100	N/A	N/A
Issued on reinvestment of distributions
Class I	5,395	66,469	6,360	144,498	7	119	N/A	N/A
Class E	1	10	N/A	N/A	—	—	N/A	N/A
Shares redeemed
Class I	(19,367)	(250,166)	(12,203)	(264,045)	(50)	(932)	N/A	N/A
Class E	—	—	N/A	N/A	—	—	N/A	N/A
Net increase / (decrease) resulting from Fund share transactions	13,025	$151,422	3,597	$84,628	1,767	$34,287	N/A	N/A

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund
Cost of investments for tax purposes	$988,779,105	$33,882,458
Gross tax unrealized appreciation	$114,737,905	$5,635,238
Gross tax unrealized depreciation	(239,272,362)	(2,040,173)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(124,534,457)	3,595,065
Distributable ordinary income	12,354,389	587,619
Distributable long-term capital gains	—	—
Total distributable earnings	12,354,389	587,619
Other accumulated gains/(losses)	(32,371,159)	(922,548)
Total accumulated earnings	$(144,551,227)	$3,260,136

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments.

33

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

NOTES TO FINANCIAL STATEMENTS  – (continued)

The tax composition of dividends for the periods ended September 30, 2009 for the Funds, were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$24,162,744	$44,775,214
Global Fund	$118,456	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2009.

At September 30, 2009, the International Fund and Global Fund had net realized losses between November 1, 2008 and September 30, 2009, of $30,620,254 and $890,570, respectively, which are deferred for tax purposes and recognized on October 1, 2009.

As of September 30, 2009 the Funds had capital losses expiring as indicated below:

Fund	2017
International Fund	$1,825,888
Global Fund	—

34

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Brandes Investment Trust and
Shareholders of
Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

We have audited the accompanying statement of assets and liabilities of the Brandes Institutional International Equity Fund and Brandes Institutional Global Equity Fund, each a series of Brandes Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2009, and with respect to the Brandes Institutional International Equity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period November 1, 2004 to September 30, 2005, and for the year ended October 31, 2004, and with respect to the Brandes Institutional Global Equity Fund, the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 6, 2008 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

35

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

Report of Independent Registered Public Accounting Firm  – (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brandes Institutional International Equity Fund and Brandes Institutional Global Equity Fund as of September 30, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 23, 2009

36

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

The percentage of dividend income distributed for the year ended September 30, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% for both the International Equity and Global Equity Funds. For the year ended September 30, 2009, the International Equity Fund designated $44,775,214 as long-term capital gains dividends. 0% and 100% of the dividends paid by the International Equity Fund and Global Equity Fund, respectively qualify for the corporate dividends received deduction.

37

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

ADDITIONAL INFORMATION – (Unaudited)  – (continued)

For the year ended September 30, 2009, the Funds earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with exception to the foreign taxes paid to New Zealand. The New Zealand foreign taxes paid by the Fund do not qualify to be passed through to the Fund’s shareholders.

	Gross Foreign Income	Foreign Tax Paid
Bermuda	$235,379	$—
Brazil	679,906	8,776
Cayman Islands	144,409	—
Finland	559,077	83,862
France	2,977,479	446,622
Germany	3,274,047	257,006
Italy	1,568,925	475,055
Japan	4,819,958	337,078
Netherlands	1,627,070	244,061
New Zealand	227,641	43,036
Mexico	321,325	11,865
Portugal	1,001,425	150,214
South Korea	491,576	68,233
Spain	637,299	95,595
Switzerland	789,070	118,361
United Kingdom	4,328,957	17,738
	$23,683,543	$2,357,498

Additional information for foreign shareholders only. For the year ended September 30, 2009, 0% of the ordinary distributions paid by the International Equity Fund and 1% of the ordinary distributions paid by the Global Equity Fund qualifies as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c). For the year ended September 30, 2009, 19% and 0% of the ordinary distributions paid by the International Equity Fund and Global Equity Fund, respectively are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

38

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 79)	Trustee	Since February 1995	Retired.	5	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 68)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	5	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	5	Director of six closed end mutual funds in the Credit Suisse family of funds.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 52)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	5	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 57)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	5	Hotchkis and Wiley Mutual Funds.

39

Brandes Institutional International Equity Fund
Brandes Institutional Global Equity Fund

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 53)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	5	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 48)	Trustee	Since July 2006	Executive Director of the Advisor	5	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 38)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2005; Counsel to the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 52)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Adelaide Pund 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 41)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager to the Advisor from 1998 to October 2004.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

40

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106

This report is intended for shareholders of the Brandes Institutional International Equity Fund and the Brandes Institutional Global Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INSTITUTIONAL INTERNATIONAL
EQUITY FUND

INSTITUTIONAL
GLOBAL EQUITY
FUND

ANNUAL REPORT

For the periods ended
September 30, 2009

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to such code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of such code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. DeWitt Bowman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$81,800	$57,900
Audit-Related Fees	None	None
Tax Fees	$15,500	$11,700
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billedor expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser; not including any sub-adviser) for the last two years. The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/2008
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed January 7, 2005.

(1) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(2) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brandes Investment Trust
By (Signature and Title)*	/s/ Debra McGinty-Poteet Debra McGinty-Poteet, President

Date 12/7/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Debra McGinty-Poteet Debra McGinty-Poteet, President

Date 12/7/09

By (Signature and Title)*	/s/ Gary Iwamura Gary Iwamura, Treasurer

Date 12/7/09

*	Print the name and title of each signing officer under his or her signature.